UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Apollo Medical Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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700 North Brand Boulevard, Suite 1400

Glendale, California 91203

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 14, 2016

To Our Common and Preferred Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of Apollo Medical Holdings, Inc. (the “company”, “we”, “our” or “us”), which will be held at the company’s offices located at 700 North Brand Boulevard, Suite 1440, Glendale, California 91203, at 10:00 a.m. on Wednesday, September 14, 2016 for the following purposes:

1.	To elect seven directors to our Board of Directors (the “Board”);

2.	To adopt the Apollo Medical Holdings, Inc. 2015 Equity Incentive Plan (the “2015 Plan”);

3.	To hold an advisory vote on named executive officer compensation; and

4.	To hold an advisory vote on the frequency of future advisory votes on named executive officer compensation.

These matters are described more fully in the proxy statement accompanying this notice.

Our stockholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the stockholders at the 2016 Annual Meeting.

The Board has fixed the close of business on July 21, 2016 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2016 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2016 Annual Meeting.

Representation of at least a majority in voting interest of our common stock and our Series A and Series B preferred stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the 2016 Annual Meeting. Accordingly, it is important that your shares be represented at the 2016 Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE 2016 ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the 2016 Annual Meeting.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Warren Hosseinion, M.D.
Chief Executive Officer

July 29, 2016

Glendale, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 14, 2016:
THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
https://materials.proxyvote.com/03763A

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2016 ANNUAL MEETING OF STOCKHOLDERS

OF

APOLLO MEDICAL HOLDINGS, INC.

To Be Held on September 14, 2016

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), which will be held at 10:00 a.m. on September 14, 2016 at 700 North Brand Boulevard, Suite 1440, Glendale, California 91203, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being delivered or mailed to stockholders on or about August 4, 2016. In addition, stockholders may obtain additional copies of our Annual Report to Stockholders and this proxy statement, without charge, by writing to us at our principal executive offices at 700 North Brand Boulevard, Suite 1400, Glendale, California 91203, Attention: Secretary, or from our website at http://irdirect.net/AMEH/sec_filings. Our Annual Report to Stockholders for the year ended March 31, 2016 (the “Annual Report”), which incorporates our Annual Report on Form 10-K (the “10-K”), is being mailed to stockholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

VOTING RIGHTS AND SOLICITATION

The close of business on July 21, 2016 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2016 Annual Meeting. As of the Record Date, we had 5,745,036 shares of common stock, par value $0.001 per share, 1,111,111 shares of Series A preferred stock, par value $0.001 per share, and 555,555 shares of Series B preferred stock, par value $0.001 per share, issued and outstanding, according to the records maintained by our transfer agent. All of the shares of our common stock, Series A preferred stock and Series B preferred stock outstanding on the Record Date, and only those shares (collectively, the “Voting Shares”), are entitled to vote together as one class on each of the proposals to be voted upon at the 2016 Annual Meeting. Holders of Voting Shares will have one vote for each such share so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2016 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority of the Voting Shares shall constitute a quorum for the transaction of business at the 2016 Annual Meeting. Voting Shares represented in person or by proxy at the 2016 Annual Meeting will be counted for purposes of determining whether a quorum is present at the meeting. Voting Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

In voting with regard to the proposal to elect directors (Proposal 1), stockholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to one or more specific nominees. The vote required by Proposal 1 is governed by Delaware law and is a plurality of the votes cast by the holders of shares entitled to vote, provided that a quorum is present. As a result, in accordance with Delaware law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors. Brokers do not have discretionary authority to vote on this proposal.

In voting with regard to the proposal to adopt the 2015 Plan (Proposal 2), stockholders may vote in favor of such proposal or against such proposal or may abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, and the minimum vote required is a majority of the total votes cast on such proposal, provided that a quorum is present. As a result, in accordance with Delaware law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on this proposal.

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In voting with regard to the advisory vote on named executive officer compensation (Proposal 3), stockholders may vote in favor of such proposal or against such proposal or may abstain from voting. The vote required to approve Proposal 4 is the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, therefore, will have no effect on the proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

In voting with regard to the proposal on the frequency of having an advisory vote on named executive compensation (Proposal 4), stockholders may vote to have such vote every one year, two years, three years or abstain. The vote required to approve Proposal 4 is a majority of the total votes cast on such proposal, provided a quorum is present. Abstentions will have no effect on the proposal. Brokers do not have discretionary authority to vote on this proposal. Broker non-votes, therefore, will have no effect on the stockholder proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner. If none of the frequency alternatives (one year, two years or three years) receives a majority of the shares present or represented by proxy and entitled to vote, we will consider the highest number of votes cast by stockholders to be the frequency that has been selected by our stockholders. Consistent with current rules of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our proxies will have discretionary authority to vote in accordance with the Board’s frequency vote recommendation for proxy cards that are returned with no selection made relating to the frequency vote. Because the frequency vote is advisory and not binding on us or the Board in any way, the Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders.

Under the rules of The New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member brokerage firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. Such broker non-votes will not be considered in determining whether a quorum exists at the 2016 Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.  Under the rules of the NYSE as currently in effect, voting on directors by member broker firms is “non-discretionary”.

Voting Shares represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2016 Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the director nominees named in this proxy statement in Proposal 1, FOR Proposals 2 and 3, and for the “three years” alternative in Proposal 4. Management does not know of any matters to be presented at the 2016 Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement. If other matters should properly come before the 2016 Annual Meeting, the proxyholders will vote on such matters in accordance with their best judgment.

Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2016 Annual Meeting by giving written notice to our Secretary, and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2016 Annual Meeting and voting in person; provided, however, that under the rules of the NYSE, any beneficial owner whose shares are held in “street name” by a member brokerage firm may revoke his, her or its proxy and vote his, her or its shares in person at the 2016 Annual Meeting only in accordance with the applicable rules and procedures of the NYSE.

The entire cost of soliciting proxies will be borne by the company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

As currently in effect, our bylaws provide that the authorized number of directors shall be fixed from time to time by the Board, provided that the authorized number of directors shall not be less than one. The Board currently consists of seven members. The Board has nominated seven individuals for election as directors at the 2016 Annual Meeting and has set the number of directors at seven.  Subject to vacancies on the Board, which may be filled in accordance with our Bylaws, all our directors are elected by our stockholders at each annual meeting of stockholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no family relationships among any of our current directors, the nominees for directors and our executive officers.

The proxyholders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of each of the director nominees listed below, unless instructions to the contrary are marked on the proxy. Each nominee has been nominated by the Board, acting upon the recommendation of the Board’s Nominating/Corporate Governance Committee. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of stockholders to be held in 2017 or until a successor has been duly elected and qualified, or until their earlier resignation or removal.

In the event that a nominee is unable or declines to serve as a director at the time of the 2016 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill such a vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them for each of the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Directors

The following is certain information as of July 21, 2016 regarding the nominees for election as directors:

Name	Position	Age
Warren Hosseinion, M.D.	Chief Executive Officer	44
Gary Augusta	Executive Chairman	49
Mark Fawcett	Director	49
Thomas S. Lam, M.D.	Director	67
Suresh Nihalani	Director	63
David Schmidt	Director	68
Ted Schreck	Director	70

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Biographical Information Regarding Directors

Warren Hosseinion, M.D. Dr. Hosseinion has been our Company’s Chief Executive Officer and a member of our Board of Directors since July 2008. In 2001, Dr. Hosseinion co-founded ApolloMed Hospitalists in Los Angeles with Dr. Adrian Vazquez. Dr. Hosseinion received his B.S. in biology from the University of San Francisco, his M.S. in physiology and biophysics from Georgetown University Graduate School, his medical degree from the Georgetown University School of Medicine, and his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center.

Gary Augusta. Mr. Augusta has been a member of our Board of Directors since March 2012 and has been Executive Chairman since October 2013. In addition to Board responsibilities, Mr. Augusta focuses on strategic planning, corporate development, capital raising and population health technology for the company. Mr. Augusta also serves as President of Flacane Advisors focusing on healthcare and technology advisory and investments. From January 2010 to December 2014, Mr. Augusta was President of SpaGus Ventures and SpaGus Capital Partners focusing on healthcare and technology investments and advisory services. From March 2004 to December 2009, Mr. Augusta was President and CEO of OCTANe, an innovation development company. From March 2001 to January 2004, Mr. Augusta was a Corporate Officer at Fluor, Inc., a Fortune 500 company, focusing on Corporate Development and M&A. From June 1994 to Mach 2000, Mr. Augusta was a Consultant and Principal with AT Kearney, a leading global consulting firm. He earned a BS in Mechanical Engineering from the University of Rhode Island and a Master of Science and Management (MSM) from Georgia Institute of Technology (Georgia Tech).

Mark Fawcett. Mr. Fawcett has been a member of our Board of Directors since January 2016. Since 2002, Mr. Fawcett has served as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”) and its subsidiaries. FMCH is a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA (NYSE: FMS) (collectively with FMCH and their respective subsidiaries, “FMS”). FMS is the world’s leading provider of chronic kidney failure products and services. Prior to his joining FMS, Mr. Fawcett was Director in Corporate Finance at BankBoston beginning in 1997. Mr. Fawcett had various positions of increasing responsibility beginning in 1988 with Merrill Lynch in New York and London then at The Bank of New York. Mr. Fawcett graduated with a B.A. in psychology from Wesleyan University and a M.B.A. from Columbia University Business School. Mr. Fawcett serves as the nominee of NNA of Nevada, Inc. (“NNA”), an affiliate of FMCH.

Thomas S. Lam, M.D. Dr. Lam has been a member of our Board of Directors since January 2016. Dr. Lam has served as Chief Executive Officer of Network Medical Management, Inc. (“NMM”), a management service organization in the healthcare field that provides medical services to patients and healthcare management, since January 2006. From January 2006 to September 2014, Dr. Lam was the Chairman and CEO of Allied Physicians of California IPA. Since October 2014, he has served as the Chief Administrative and Financial Officer of Allied Pacific of California IPA. Dr. Lam was the recipient of the Corporate Citizens of the Year Award from the Board of Directors of East Los Angeles College Foundation in April 2014. In February 2015, YMCA Board of Directors of West San Gabriel Valley honored Dr. Lam as the recipient of Heart of the Community Award. Dr. Lam received his medical training from New York Medical College and gastroenterology training from Georgetown University. Dr. Lam serves as the nominee of NMM.

Suresh Nihalani. Mr. Nihalani has been a member of our Board of Directors since October 2008. Mr. Nihalani has served as a business consultant and advisor since 2008, and is currently involved with many early stage ventures in the area of cloud computing, data centers, next generation storage and 4G backhaul wireless radios, assisting them in technology direction, business development and strategic business planning. Mr. Nihalani was President and CEO of ClearMesh Network from 2005 to 2007. He also co-founded Nevis Networks, where he served as CEO from 2002 through 2005. From 1996 to 2001, he co-founded and served as CEO of Accelerated Networks. Prior to that he co-founded ACT Networks where he held various executive level positions. Mr. Nihalani holds a BS in Electrical Engineering from ITT Bombay and MSEE and MBA degrees from the Florida Institute of Technology.

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David Schmidt. Mr. Schmidt has been a member of our Board of Directors since May 2013. He has served since January 2011 as Principal of Schmidt & Associates, a consultancy practice that focuses on strategic planning and implementation in the healthcare industry. Since April 2015 Mr. Schmidt has also served as the CEO of the TPG-International Health Academy, a company that organizes trade missions to expose Senior Health Plan and Health System executives from the United States to other country's health systems. From August 2002 to December 2010, he served as the CEO and Member of the Board of SCAN Health Plan, a provider of Medicare Advantage plans. From 2000 to 2002 he served as CEO of Medicheck, a firm that provided Internet-based financial service management to healthcare organizations, which was sold to Passport Health Communications. He served on Passport’s Board from 2002 to 2006. From 1992 to 1998 he was the Senior Vice President of Sales and Customer Services for Care America/Blue Shield Health Plan and Regional Vice President for FHP Healthcare. He received a BA in Economics from UCLA and a MBA from The Anderson School of Management at UCLA. Prior to his healthcare experience he held senior management roles in manufacturing companies including Avery Dennison. He also serves on the board of Beacon Healthcare Systems and was a founding board member of the SCAN Foundation, a 501(c)(3) corporation focused on long term care in the United States.

Ted Schreck. Mr. Schreck has been a member of Board of our Directors since February 2012. Other than serving on our Board of Director and various other non-full time engagements, since 2009 Mr. Schreck has been retired. From 2006 to 2008 he served as a consultant for the Legacy Health System, based in Portland, Oregon, which operates six hospitals, a research institute, and a network of clinics. From 1998 to 2006, he served as an executive with Tenet Healthcare including as CEO of USC University Hospital and USC/Norris Cancer Hospital, Regional Vice President of Operations for Los Angeles-area hospitals, and finally as Senior Vice President. From 1973 to 1988 he served with St. Joseph Health System, as CEO of Santa Rosa General Hospital and Senior Vice President of Santa Rosa Memorial Hospital. Schreck also served as the CEO of the Eden Township District Hospitals from 1992 to 1998, and CEO of Delta Memorial Hospital from 1988 to 1992. He holds a BA degree from UCLA and Doctorate from USC.

CORPORATE GOVERNANCE

We maintain a corporate governance page on our corporate website at www.apollomed.net, which includes information regarding the company’s corporate governance practices. Our Code of Ethics for Directors, Executive Officers and Other Senior Personnel (which, among others, covers our CEO, CFO and controller), Audit Committee Pre-Approval Policy, Related Person Transaction Policy, Board committee charters and Insider Trading Policy are available on that page of our website. Any changes to these documents and any waivers granted with respect to our code of ethics will be posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Apollo Medical Holdings, Inc. at 700 North Brand Boulevard, Suite 1400, Glendale, California 91203, Attention:  Secretary. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the Securities and Exchange Commission (the “SEC”).

Board of Directors

Director Independence

Our Board currently consists of seven members, a majority of whom meet the independence requirements of the NASDAQ Stock Market (“NASDAQ”), as currently in effect. The Board has made independence determinations in accordance with the NASDAQ listing standards, which state that a director will not be independent if:

(i) the director, or an immediate family member of the director, is, or within the last three years was, employed by the company or any of its subsidiaries;

(ii) the director, or an immediate family member of the director, has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the company, other than director and committee fees, and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service);

(iii) the director, or an immediate family member of the director, is a current partner of a firm that is the company’s (or any of its subsidiaries) internal or external auditor; or is a current employee of such a firm; or who was, within the last three years (but is no longer), a partner or employee of such firm and personally worked on the company’s audit within that time;

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(iv) the director, or an immediate family member of the director, is, or has been within the last three years, employed as an executive officer of another company where any of the company’s present executive officers at the same time serve or served on that company’s compensation committee; or

(v) the director is a current employee, or an immediate family member of such director is a current executive officer, of a company that has made payments to, or received payments from, the company for property or services in an amount, which, in any of the last three fiscal years, exceeds the greater of $1 million or two percent (2%) of such other company’s consolidated gross revenues.

With respect to any relationship not covered above, the determination of whether the relationship is material, and therefore whether a director would be independent, will be made by those directors who satisfy the independence criteria set forth above.

In addition to the forgoing, the Board also makes such independence determinations with respect to its audit committee and compensation committee members after taking into account the additional independence and financial literacy standards for members of each such committee, as applicable, in accordance with and pursuant to the rules and regulations of the SEC and NASDAQ listing rules as currently in effect.

The Board has affirmatively determined that each of Messrs. Fawcett, Nihalani, Schmidt and Schreck are independent.  In addition, the Board has affirmatively determined that none of our independent directors has a material relationship with the company other than as a director, in accordance with these categorical standards.

Meetings of the Board

The Board held four meetings and acted by written consent 13 times during fiscal year 2016. Each of our incumbent directors attended 75% or more of the aggregate number of meetings of the Board and the committees on which such director served in fiscal year 2016.

The company’s non-management directors meet periodically in executive session without management present to discuss certain Board policies, processes and practices, and other matters relating to the company and the functioning of the Board. These discussions are informal, in keeping with the company’s size, and we do not have an official presiding or “lead” independent director for such meetings.

We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors, taking into account the directors' schedules. Directors are encouraged to attend our annual meeting of stockholders, but the Board has not adopted a formal policy with respect to such attendance. All of our incumbent directors attended our 2014 annual meeting of stockholders, except for Mr. Fawcett and Dr. Lam, who were not directors at the time of our 2014 annual meeting of stockholders, and Mr. Schmidt, who was unable to attend the 2014 annual meeting. We did not hold an annual meeting of stockholders in 2015.

Board Leadership

Our company is led by Warren Hosseinion, M.D., who has served as our Chief Executive Officer since July 2008, and Gary Augusta, who has served as our Executive Chairman since October 2013. We do not formally have an independent lead director.

Our Board leadership structure is commonly utilized by many other public companies in the United States, and we believe that this leadership structure has been effective for our company. We believe that having a Chief Executive Officer who can focus on the broad executive and operational issues facing the company, and a separate Executive Chairman who can focus on Board and oversight functions, independent chairs for each of our Board committees and only independent directors serving on these committees allocates responsibility and creates checks and balances for our company. This structure provides us with leadership for our company to ensure continuity of our operational, executive and Board functions by individuals playing to their strongest qualities, combined with oversight of the company by experienced independent directors.

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Risk Management Oversight Function of the Board

The Board has allocated responsibilities for overseeing risk associated with the company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the company and its stockholders or that such strategies will motivate management to take excessive risks.

The Board also regularly reviews information regarding the company’s financial, operational and strategic risks. Each of the Board’s committees also oversees the management of company risks that fall within the committee’s areas of responsibility, including identifying, quantifying and assisting management in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in its charter, the Audit Committee is responsible for discussing with management the company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. The Audit Committee gives updates to the Board at its regular meetings, including updates on financial risks. The Audit Committee also meets privately with the company’s independent registered public accounting firms and our Chief Financial Officer at least quarterly. The Compensation Committee oversees the company’s risk management related to employee compensation plans and arrangements. While each committee is responsible for overseeing the management of those risk areas, the entire Board is also regularly informed through committee reports.

Communications with the Board

The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:

•	Stockholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, Apollo Medical Holdings, Inc. at 700 North Brand Boulevard, Suite 1400, Glendale, California 91203, or by e-mail to investors@apollomed.net.

•	Our Corporate Secretary is responsible for the first review and logging of this correspondence and forwards the communication to the director or directors to whom it is addressed unless it is a type of correspondence which the Board has identified as correspondence which may be retained in our files and not sent to directors. The Board has authorized the Secretary to retain and not send to directors communications that: (a) are advertising or promotional in nature (offering goods or services), (b) solely relate to complaints by clients with respect to ordinary course of business customer service and satisfaction issues or (c) clearly are unrelated to our business, industry, management or Board or committee matters. These types of communications will be logged and filed but not circulated to directors. Except as set forth in the preceding sentence, the Secretary does not screen communications sent to directors.

•	The log of stockholder correspondence is available to members of the Board for inspection. At least once each year, the Corporate Secretary provides to the Board a summary of the communications received from stockholders, including the communications not sent to directors in accordance with the procedures set forth above.

Our stockholders may also communicate directly with our non-management directors as a group, by mail addressed to Independent Directors, c/o Corporate Secretary, Apollo Medical Holdings, Inc. at 700 North Brand Boulevard, Suite 1400, Glendale, California 91203, or by e-mail to investors@apollomed.net.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding questionable accounting, internal controls, financial improprieties or auditing matters. Any of the company’s employees may confidentially communicate concerns about any of these matters by calling our corporate offices at (818) 396-8050. All of the reporting mechanisms are also posted on our website. Upon receipt of a complaint or concern, a determination will be made whether it pertains to accounting, internal controls or auditing matters and, if it does, it will be handled in accordance with the procedures established by the Audit Committee.

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Committees of the Board

The Board has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  The composition, functions and general responsibilities of each committee are summarized below.

Audit Committee

The Audit Committee consists of Messrs. Schmidt (chairman), Nihalani and Schreck.  The Board has determined that Mr. Schmidt is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act, and is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. The Board also believes that all members of the Audit Committee meet the independence and knowledge requirements of NASDAQ as currently in effect. For information about Messrs. Schmidt’s, Nihalani’s and Schreck’s experience, please see “Biographical Information Regarding Directors” above. The Audit Committee held four meetings during fiscal year 2016.

Consistent with the company’s Audit Committee Charter, no member of the Audit Committee may serve on the audit committees of more than two other public companies (in addition to ours). Currently, no member of the Audit Committee serves on more than two other public company audit committees.

The Audit Committee operates under a written charter, a copy of which is available on our website. The Audit Committee’s duties include (a) monitoring and ensuring (i) the integrity of our financial statements, (ii) compliance with legal and regulatory requirements, (iii) the qualifications and independence of our independent auditors, and (iv) the performance of our internal audit function and external auditors; (b) preparing the report required to be prepared by the Audit Committee under the rules of the SEC for inclusion in our proxy statement; and (c) overseeing our accounting and financial reporting processes the audits of our financial statements. In addition, the Audit Committee has responsibility for reviewing complaints about, and investigating allegations of, financial impropriety or misconduct. Please see “Report of Audit Committee” below, which provides further details of many of the duties and responsibilities of the Audit Committee.

As part of its responsibility, the Audit Committee is responsible for engaging our independent registered public accounting firm, as well as pre-approving audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair their independence. The Audit Committee has adopted, and the Board has ratified, an Audit Committee Pre-Approval Policy, which is also available on our website.

Compensation Committee, Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Nihalani (chairman), Schmidt and Schreck. The Board has determined that all members of the Compensation Committee qualify as “independent” directors as defined under NASDAQ rules, as a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act and as an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the “IRS Code”). No member of the Compensation Committee was at any time during fiscal year 2016 an officer or employee of the company. The Compensation Committee acted by unanimous written consent two times during fiscal year 2016. None of our executive officers served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during fiscal year 2016.

The Compensation Committee operates under a written charter, a copy of which is available on our website. The Compensation Committee establishes the compensation and benefits of our executive officers. The compensation committee also administers our employee benefit plans, including our equity incentive plans.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Messrs. Schreck (chairman), Nihalani and Schmidt. All members of the Nominating/Corporate Governance Committee meet the independence requirements of NASDAQ as currently in effect. The Nominating/Corporate Governance Committee acted by unanimous written consent two times during fiscal year 2016.

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The Nominating/Corporate Governance Committee operates under a written charter, a copy of which is available on our website. The Nominating/Corporate Governance Committee has the primary responsibility for overseeing the company’s corporate governance compliance practices, as well as supervising the affairs of the company as they relate to the nomination of directors. The principal ongoing functions of the Nominating/Corporate Governance Committee include developing criteria for selecting new directors, establishing and monitoring procedures for the receipt and consideration of director nominations by stockholders and others, considering and examining director candidates, recommending director nominations to the Board, developing and recommending corporate governance principles for the company and monitoring the company’s compliance with those principles and establishing and monitoring procedures for the receipt of stockholder communications directed to the Board.

The Nominating/Corporate Governance Committee is also responsible for conducting an annual evaluation of the Board to determine whether the Board and its committees are functioning effectively, and began reporting annually to the Board with the results of this evaluation beginning in 2016.

Director Nominations

The Nominating/Corporate Governance Committee has the responsibility to identify appropriate candidates to serve as directors of the company, and interviews director candidates and makes recommendations to the Board regarding candidate selection. In considering candidates to serve as directors, the Nominating/Corporate Governance Committee evaluates various minimum individual qualifications, including strength of character, maturity of judgment, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as well as the extent to which the candidate would fill a present need on the Board.  The Nominating/Corporate Governance Committee also considers additional factors which may provide a range of experiences, skills and perspective to the Board.

In recommending the nominees who are standing for election as directors at the 2016 Annual Meeting, the Nominating/Corporate Governance Committee considered the foregoing factors and each nominee’s previous service on the Board, which provides continuity in its deliberations.

The Nominating/Corporate Governance Committee also considered specific qualifications, attributes and skills that each nominee possesses and contributes to the work of the Board. Dr. Hosseinion is a pioneer in the "hospitalist movement” and is the co-founder of our company and serves as our CEO; he has extensive experience in managing medical groups and is an innovator in using population health data to improve patient care and clinical outcomes, all of which makes him a valued board member, as well as providing continuity between management and the Board. In addition, Dr. Hosseinion is currently a practicing hospitalist physician and brings to our Board of Directors and our Company a depth of understanding of physician culture and strong knowledge of the healthcare market. Mr. Augusta’s background in engineering and finance and his successful career in business development, particularly in capitalizing new ventures, make him a strong candidate to continue to serve as a director, especially given our focus on capital raising and related growth activities. Mr. Fawcett is currently a senior finance officer with FMCH and brings a broad knowledge of the health care industry and finances to the Board, with a special understanding of the managed care market and health care contracting. Dr. Lam is a prominent physician and the CEO of NMM; he has managed medical groups and has experience with capitation and at risk contracting, both unique perspectives that add to our Board’s knowledge base. Mr. Nihalani is an engineer and successful entrepreneur, founding companies which have later gone public; his assistance and advice in guiding our development as a public company has been invaluable and makes him a valuable candidate to continue to serve on our Board. Additionally, Mr. Nihalani’s qualifications to serve on our Board of Directors include over 35 years of corporate experience working as a senior executive and director with both public and private organizations. Mr. Schmidt has a background in finance and is the past President of SCAN, one of the nation’s largest Medicare Senior Advantage insurers; his extensive knowledge of the insurance industry with a special focus on Medicare, enables him to provide a unique perspective to us, as a regulated business, and to serve as chair of our Audit Committee. Additionally, Mr. Schmidt’s qualifications to serve on our Board of Directors include 20 years of experience working as a senior executive in the healthcare industry. Mr. Schreck is a former healthcare executive, having worked with the St. Joseph Health System and Tenet Healthcare; his broad knowledge of the hospital industry and health care finances brings a crucial perspective to the Board. Additionally, Mr. Schreck’s qualifications to serve on our Board of Directors include over 30 years of corporate experience working as a senior executive in the healthcare industry.

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The Nominating/Corporate Governance Committee will also consider stockholder nominations for director. Any nominations for director submitted to this committee by stockholders will be evaluated according to the company’s overall needs, the director qualification standards set forth above, and the nominee’s overall knowledge, experience and background. A nominating stockholder must give appropriate notice to the company of the nomination not less than 90 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, the notice by the stockholder must be delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

The stockholders’ notice shall set forth, as to:

•	each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of such person,

•	the principal occupation or employment of the person,

•	the class and number of shares of the company’s stock which are beneficially owned by such person, if any, and

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder; and

•	the stockholder giving the notice:

•	the name and record address of the stockholder and the class and number of shares of the company’s stock which are beneficially owned by the stockholder,

•	a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which nomination(s) are to be made by such stockholder,

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice,

•	any other information relating to such person which is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder.

The notice must be accompanied by a written consent of the proposed nominee to be named as a director.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the election of each of the director nominees identified above.

PROPOSAL 2

APPROVAL OF 2015 EQUITY COMPENSATION PLAN

On December 15, 2015, the Board adopted the Apollo Medical Holdings, Inc. Equity Incentive Plan (the “2015 Plan”). At the 2016 Annual Meeting our stockholders are being asked to approve the 2015 Plan. The following is only a summary of the 2015 Plan and is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose

We believe that our ability to award incentive compensation based on equity in the company is critical to our continued success in remaining competitive and attracting, motivating and retaining key personnel. Approval of this proposal would provide 1,500,000 shares to be used for grants under the 2015 Plan. In addition, shares that are subject to outstanding grants under the company’s 2010 Equity Incentive Plan (the “2010 Plan”) and 2013 Equity Incentive Plan (the “2013 Plan”) but that ordinarily would have been restored to such plans reserve due to award forfeitures and terminations will roll into and become available for awards under the 2015 Plan.

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The creativity and entrepreneurial drive of our employees and other personnel who provide services to the company are important factors in the growth and success of our business. We believe that our broad-based equity incentive program is an effective means of motivating and rewarding the efforts of our employees and other valuable personnel. By giving our employees, consultants and directors an opportunity to share in the growth of our equity, we align their interests with those of our stockholders. Our employees, consultants and directors understand that their stake in our company will have value only if, working together, we create value for our stockholders. Awards under our equity incentive plans generally vest over a period of time (for example, stock options generally vest over a three-year period), giving the recipient an additional incentive to provide services over a number of years and build on past performance. We believe that our option program has helped us to build a team of high achievers who have demonstrated long-term dedication and productivity and who, in turn, help us to attract like-minded individuals to our company.

We remain committed to the goals of managing dilution from options and enhancing stockholder value. We have never repriced options, and the 2015 Plan specifically prohibits the repricing of options. In addition, the 2015 Plan prohibits the grant of “discount” options (i.e. options with an exercise price below fair market value).

In order to continue to remain competitive in attracting, motivating and retaining our key personnel, additional shares will be needed for us to continue our equity incentive compensation program. In light of the fact that we have been making awards under the 2013 Plan during a very dynamic period of growth and expansion for our company, we had exhausted the available shares for grant under the 2013 Plan during fiscal 2016. Therefore, if the 2015 Plan is not approved by our stockholders, we will not have a functioning equity incentive plan for future grants. We currently anticipate that approval of the 2015 Plan will provide us with adequate shares for incentive compensation awards for approximately six additional years. The visibility and sustainability of the equity incentive compensation program are important factors in accomplishing our goals of attracting, motivating and retaining key employees, consultants and directors.

Number of Shares

The 2015 Plan freezes the number of shares available for awards under the 2013 Plan as of the date of the adoption of the 2015 Plan by the Board, which was December 15, 2015. As a result, as of such date, no new awards have been made under the 2013 Plan. In addition, no awards have been granted under the 2010 Plan since the adoption of the 2013 Plan. As of December 15, 2015, an aggregate 690,000 shares of common stock were subject to outstanding awards under the 2010 and 2013 Plans that were subject to potential forfeiture or termination and that therefore could roll into and become available for awards under the 2015 Plan (the “Rollover Shares”).

Under the 2015 Plan, 1,500,000 new shares of our common stock, plus the Rollover Shares, are reserved for issuance under awards. Any shares that are represented by awards under the 2015 Plan that are (i) forfeited, expire, or are canceled or settled in cash without delivery of shares, (ii) forfeited back to us or reacquired by us after delivery for any reason, or (iii) tendered to us or withheld to pay the exercise price or related tax withholding obligations in connection with any award under the 2015 Plan, will again be available for awards under the 2015 Plan. Only shares actually issued under the 2015 Plan will reduce the share reserve. If we acquire another entity through a merger or similar transaction and issue replacement awards under the 2015 Plan to employees, officers and directors of the acquired entity, those awards, to the extent permitted under applicable laws and securities exchange rules, will not reduce the number of shares reserved for the 2015 Plan.

The 2015 Plan imposes the following additional maximum limitations:

•	The maximum number of shares that may be issued in connection with incentive stock options intended to qualify under IRS Code Section 422 is 1,500,000 shares.

•	The maximum number of shares that may be subject to stock options and/or stock appreciation rights granted to any one person in any calendar year is 500,000 shares, except that options and/or stock appreciation rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 1,000,000 shares.

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•	The maximum number of shares that may be subject to restricted stock or restricted stock units granted to any one person in any calendar year is 500,000 shares.

•	The maximum number of shares that may be subject to performance shares or performance units (if such units are valued in relation to shares) granted to any one person in any calendar year is 500,000 shares.

•	The maximum amount payable under an award of performance units (if such units are not valued in relation to shares) granted to any one person in any calendar year is $500,000.

The Compensation Committee, in its discretion, may grant awards that exceed the above limits (other than the limits on incentive stock options) if the Committee determines that such awards will not be considered “qualified performance-based compensation” within the meaning of IRS Code Section 162(m), but only if and to the extent that such discretion does not disqualify performance-based awards from qualifying as such under IRS Code Section 162(m).

The number of shares reserved for issuance under the 2015 Plan, and the limits on the number of awards that may be granted to any one participant or of a particular type, as described above, are subject to adjustment to reflect certain subsequent changes to our capital structure, such as stock splits, stock dividends and recapitalizations.

Administration

Like the 2013 Plan and the 2010 Plan, the 2015 Plan is administered by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee will have full power to administer the 2015 Plan and the decisions of the Compensation Committee will be final and binding upon all the participants. See “Corporate Governance – Committees of the Board – Compensation Committee, Compensation Committee Interlocks and Insider Participation”.

The Board may delegate the Compensation Committee’s administrative authority to another committee, or the Compensation Committee may delegate some of its authority to the Chief Executive Officer of the company. Any such delegation may be made only to the extent the law allows. In addition, the 2015 Plan provides that only the Board, or a committee comprised entirely of non-employee directors, may approve awards to individuals who are subject to Section 16 of the Exchange Act. As used herein, the term “Compensation Committee” also includes the Board or other committee that has authority with respect to the approval of awards.

Eligibility

The selection of the participants in the 2015 Plan will generally be determined by the Compensation Committee. Employees and those about to become employees, including those who are officers or directors of the company or its subsidiaries and affiliates, are eligible to be selected to receive awards under the 2015 Plan. In addition, non-employee service providers, including non-employee directors, and employees of unaffiliated entities that provide bona fide services to the company as an independent contractor are eligible to be selected to receive awards under the 2015 Plan. Non-employee directors of the Board are eligible for and shall receive grants of options in such amounts and on such terms as determined by the Board as a whole. All other grants must be approved by the Compensation Committee.

As of July 21, 2016, three named executive officers, four non-employee directors and approximately 22 other employees are eligible to be selected by the Compensation Committee to receive grants under the 2015 Plan.

Types of Awards

The 2015 Plan allows for the grant of stock options, stock appreciation rights, performance awards, restricted stock awards, restricted stock units and dividend equivalent units in any combination, separately or in tandem. Subject to the terms of the 2015 Plan, the Compensation Committee will determine the terms and conditions of awards, including the times when awards vest or become payable and the effect of certain events such as termination of employment.

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Stock Options.    The Compensation Committee may grant either incentive stock options qualified under IRS Code Section 422 or options not qualified under any section of the IRS Code (“non-qualified options”). All stock options granted under the 2015 Plan must have an exercise price that is at least equal to the fair market value of our underlying common stock on the grant date. As of July 21, 2016, the fair market value of a share of our common stock, based on the closing price per share on that date as quoted on OTC Pink Market, was $5.50. No stock option granted under the 2015 Plan may have a term longer than ten years, except that under the 2015 Plan the term may be extended for six months beyond the date of death in the event that an option recipient dies prior to the option’s termination date. The exercise price of stock options may be paid in cash, or, if the Compensation Committee permits, by tendering shares of common stock, or by any other means the Compensation Committee approves. Stock options may contain a replenishment provision under which we issue a new option to an option holder (called a “replenishment option”), in order to maintain his or her equity stake in the company, if the option holder surrenders previously-owned shares to us in payment of the exercise price of an outstanding stock option. The automatic replenishment option grant generally covers only the number of shares surrendered, and expires at the same time as the option that was exercised would have expired.

Under the 2015 Plan, each non-employee director is eligible to receive stock option grants in such amounts and on such terms as determined by the Board as a whole.

The following table shows the number of shares subject to option grants made under the 2010 Plan and 2013 Plan to our executive officers and the other individuals and groups indicated, from the respective dates of inception of those plans to July 21, 2016.

Cumulative Option Grant Table

2010 and 2013 Equity Incentive Plans

Number of
shares of
common stock
remaining
		Weighted-	available for
	Number of shares of	average	future issuance
	common stock	exercise price	under equity
	to be issued	of outstanding	compensation
	upon exercise of	options,	plans (excluding
	outstanding options,	warrants, and	securities
Plan Category	warrants, and rights	rights	reflected)

Equity compensation plans approved by stockholders	690,000	$3.35	48,600	(1)
Equity compensation plans not approved by stockholders	-	-	-
Total	690,000	$3.35	48,600	(1)

(1) The 2015 Plan provides that no new awards may be granted under the 2013 Plan. Additionally, no awards have been granted under the 2010 Plan since the adoption of the 2013 Plan.

Stock Appreciation Rights.    The Compensation Committee may grant stock appreciation rights which provide the recipient the right to receive a payment (in cash, shares or a combination of both) equal to the difference between the fair market value of a specific number of shares on the grant date and the fair market value of such shares on the date of exercise. Stock appreciation rights must expire no later than ten years after their grant date, except that under the 2015 Plan the term may be extended for six months beyond the date of death in the event that a recipient dies prior to the SAR’s termination date.

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Performance-Based Awards.    In order to enable the company to avail itself of the tax deductibility of “qualified performance-based compensation,” within the meaning of IRS Code Section 162(m), paid to certain of its senior officers, the 2015 Plan provides for performance-based awards, the grant or vesting of which is dependent upon the attainment of objective performance targets relative to certain performance measures. Performance targets may include minimum, maximum and target levels of performance, with the size of the award or vesting based on the level attained. Performance measures are criteria established by the Compensation Committee relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a company-wide basis, and either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: income from operations; revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); income before income taxes and minority interests; operating income; pre- or after-tax income; average accounts receivable; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; growth in assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; market penetration; or business expansion and/or acquisitions or divestitures. The Compensation Committee can select other goals not listed here for awards that are not intended to meet the requirements of “qualified performance-based compensation.” The Compensation Committee may specify that the performance-based awards will become payable in whole or in part in the event of the recipient’s termination of employment as a result of death, disability or retirement.

Performance-based awards may be paid in cash, shares or a combination of both, as determined by the Compensation Committee at the time of making an award.

Restricted Stock and Restricted Stock Unit Awards.    The Compensation Committee may grant shares of restricted common stock with or without payment of consideration by the recipient, or may grant restricted stock units. The Compensation Committee will determine whether restricted stock units will be paid in cash, our common stock or a combination thereof. All or part of any restricted stock or restricted stock unit award may be subject to conditions and restrictions, which the Compensation Committee will specify. There will be a restriction period of at least three years’ duration on stock and unit awards, unless the vesting of such awards is contingent on the attainment of performance goals, in which case the restriction period must be at least one year. The Compensation Committee may specify that the restriction period will lapse in the event of the recipient’s termination of employment as a result of death, disability or retirement. In addition, the Compensation Committee may provide for a shorter restriction period if it determines in its sole discretion that an award of restricted stock or restricted stock units is made in lieu of cash compensation (including without limitation cash bonus compensation).

Dividend Equivalent Unit Awards.    The Compensation Committee may grant awards of dividend equivalent units, either alone or in tandem with other awards, but only if the Board of Directors has declared a dividend on our common stock. A dividend equivalent unit gives the recipient the right to receive a current or deferred payment equal to the dividends paid on one or more shares of our common stock as the Compensation Committee specifies.

Payment of Directors’ Fees in Securities.    Subject to any restrictions the Board imposes, a non-employee director may elect to receive stock options in lieu of all or any portion of the director’s annual retainer payment from the company. These options will be issued under and subject to the terms of the 2015 Plan. The number of options to be issued in connection with such an election by a director will be four times the amount of the cash compensation divided by the closing price of our common stock on the date the cash compensation would otherwise have been paid to the director.

Recoupment. Any awards granted pursuant to the 2015 Plan, and any stock issued or cash paid pursuant to an award, is subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the company from time to time and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the company from time to time.

Use of Shares to Satisfy Tax Withholding. A participant may satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an award by electing to (i) have the company withhold shares otherwise issuable under the award, (ii) tender back shares received in connection with such award or (iii) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld.

Adjustment of Awards for Certain Corporate Events. In the event of a stock dividend, stock split or reverse stock split, merger, consolidation, or similar corporate transaction, the Compensation Committee may adjust the number and type of securities subject to awards, and the grant, purchase or exercise price of awards to prevent the dilution or enlargement in benefits under outstanding awards. The Compensation Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of an award), but in the event of a change of control, the amount of such payment must be at least as favorable to the holder as the amount the holder could have received in respect of such award after the change of control. In addition, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction, whether or not constituting a change of control (other than any such transaction in which the company is the continuing corporation and in which the company’s common stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Compensation Committee may substitute, on an equitable basis as the Committee determines, for each share then subject to an award, the number and kind of shares of stock, other securities, cash or other property to which holders of our common stock are or will be entitled in respect of each share pursuant to the transaction.

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Change of Control

The Compensation Committee may determine, in its discretion, whether an award issued under the 2015 Plan will become vested or payable, either in whole or in part, upon a change of control of the company (as defined in the 2015 Plan). In addition, each holder of an option or stock appreciation right, and each holder of shares received under a restricted stock award, restricted stock unit award, performance award or dividend equivalent award, if any, that vested or became payable as a result of the change of control, may, under certain conditions, have the right for a period of 30 days following the change of control to surrender the award or shares for a cash payment equal to:

•	in the case of an option or stock appreciation right, the difference between the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control, and the grant or exercise price of the award; and

•	in the case of shares, the higher of the fair market value of a share of our common stock on the date of surrender or the date of the change of control.

The Compensation Committee may also cancel any options or stock appreciation rights that are not exercised or surrendered during the 30-day period described above.

The provisions of the 2015 Plan governing the ability of participants to surrender awards upon a change of control for a cash payment will also apply to awards made under the 2010 Plan and 2013 Plan. Accordingly, upon approval of the 2015 Plan, the 2010 and Plan 2013 Plan will be deemed amended to incorporate these change of control provisions.

Transferability of Awards

Awards granted under the 2015 Plan are not transferable, other than by will or pursuant to state intestate laws, unless the Committee otherwise approves a transfer.

Foreign Participation

The Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom regarding awards granted to participants employed in foreign countries. In addition, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2015 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using the 2015 Plan in a foreign country will not affect the terms of the 2015 Plan for use in any other country.

Outstanding Awards

On February 15, 2016, the Compensation Committee granted stock options to various persons under the 2015 Plan. On the same date, the Board of Directors granted stock options to the Board’s independent directors. The grant of any future awards will be subject to the discretion of the Compensation Committee, except for options issued in payment for director fees at the election of a director, and, accordingly, the number of shares that will be covered by any awards or the individuals to whom awards will be made in the future cannot be determined at this time. To date, no director has elected to receive options in payment for director fees.

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The following table sets forth information about awards made under the 2015 Plan to date:

NEW PLAN BENEFITS UNDER 2015 PLAN

Name and Position	Dollar Value (1)	No. of Units (2)
Warren Hosseinion, M.D. Chief Executive Officer	$595,502	93,500
Gary Augusta Executive Chairman	541,365	93,500
Adrian Vazquez Chief Medical Officer	149,035	23,400
William R. Abbott Former Acting Chief Financial Officer(3)	173,700	30,000
All Executive Officers as a Group	1,285,902	210,400
All Directors who are not Executive Officers	434,250	75,000
All Employees who are not Executive Officers	224,363	38,750

(1)	Based on the aggregate exercise price of the stock options.
(2)	Represents the number of shares underlying stock options granted under the 2015 Plan. No other awards have been granted under the 2015 Plan. All awards granted to date under the 2015 Plan are subject to stockholder approval of the 2015 Plan on or before December 15, 2016. If such approval is not obtained by such date, all awards made under the 2015 Plan shall be null and void.
(3)	Mr. Abbott served as Acting Chief Financial Officer from September 21, 2015 through March 21, 2016, having previously served as the company’s Controller.

Amendments

The Board or Compensation Committee may alter, amend, suspend or discontinue the 2015 Plan at any time, but no such action may be taken without stockholder approval if such approval is required by law or listing requirements, or if such action materially increases the number of shares that may be issued under the 2015 Plan or the annual award limits, or eliminates the prohibition on stock option repricing. The Compensation Committee may alter or amend awards under the 2015 Plan, but no such action may be taken without the consent of the participant if it would materially adversely affect an outstanding award, and no such action may be taken without prior stockholder approval if it would result in repricing a stock option to a lower exercise price other than to reflect a capital adjustment of our stock, such as a stock split. The company has never repriced options in the past.

Term of 2015 Plan

If our stockholders approve Proposal 2, the 2015 Plan will become effective as of December 15, 2015, and will remain in effect until December 15, 2025, unless it is terminated earlier by the Board or the Compensation Committee. As mentioned previously, no new awards will be made under the 2010 Plan or the 2013 Plan if our stockholders approve the 2015 Plan, although the 2010 Plan and 2013 Plan will continue in effect for purposes of administering awards outstanding under such plans.

Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences under current law of incentive stock options and non-qualified stock options, which are authorized for grant under the 2015 Plan. It does not attempt to describe all possible federal or other tax consequences of participation in the 2015 Plan or tax consequences based on particular circumstances. The tax consequences may vary if options are granted outside the United States.

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Incentive Stock Options.    An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under IRC Section 422. Option holders who dispose of the shares acquired under an incentive stock option after two years following the date the option was granted and after one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, the company will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by the company for federal income tax purposes.

Non-Qualified Stock Options.    Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option.

Other Considerations.    The IRS Code allows publicly-held corporations to deduct compensation in excess of $1 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers in office at the end of the tax year if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2015 Plan which are based on performance goals, including stock options and stock appreciation rights granted at fair market value, to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

The 2015 Plan provides that, except as may be set forth in a written agreement by and between the company and the holder of an award, if the company’s auditors determine that any payment or transfer by the company under the 2015 Plan to or for the benefit of a participant would be nondeductible by the company for federal income tax purposes because of the provisions concerning “excess parachute payments” in IRS Code Section 280G, then the aggregate present value of all such payments shall be reduced (but not below zero) to a present value amount that would not be nondeductible by the company because of IRS Code Section 280G.

The company does not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law.

Effect of “No” Vote on Previously-Granted Awards under 2015 Plan

On February 15, 2016, the Compensation Committee granted stock options to various persons under the 2015 Plan. On the same date, the Board of Directors granted stock options to the Board’s independent directors. None of the stock options granted on February 15, 2016 may be exercised, in whole or in part, unless and until our stockholders approve the 2015 Plan, which approval must be obtained on or before December 15, 2016. Should our stockholders not approve the 2015 Plan at the 2016 Annual Meeting or by December 15, 2016, all such options shall be null and void.

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to adopt the 2015 Plan.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the company’s stockholders are entitled to vote at the Annual Meeting to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. This vote is advisory, which means that the vote is not binding on the company, the Board or the Compensation Committee. However, we value the concerns of our stockholders, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2016 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table, the other compensation tables and narrative discussion in the Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders.”

Recommendation of the Board

The Board unanimously recommends that stockholders vote FOR the proposal to approve the compensation of the named executive officers, as disclosed in this proxy statement.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES

ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also provides for stockholders to vote on whether future advisory votes on executive compensation for our named executive officers should be held every year, every two years or every three years. This proposal, commonly known as a “say-on-frequency” proposal, gives stockholders the opportunity to express their views on our how often future advisory votes should be held regarding named executive officers’ compensation.

The Board initially recommended, and our stockholders approved at the 2014 Annual Meeting, such a “say-on-pay” vote to be held annually.

After careful consideration of various factors, including how other smaller public company are addressing “say-on-frequency” and the fact that our executive compensation is typically determined pursuant to multi-year employment agreements and therefore does not vary significantly from one year to the next, the Board has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the company. Accordingly, the Board recommends that you vote that future advisory votes on executive compensation occur every three years rather than every year. We believe that an advisory vote on executive compensation that occurs every three years will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results, while avoiding over-emphasis on short-term variations in compensation and business results. We emphasize long-term performance in the design of our executive compensation program, including the multi-year employment agreements we have with our named executive officers and equity incentive grants, because by doing so our compensation structure is more closely aligned with the long-term strategic plan for the company and the interests of our stockholders. We believe that compensation decisions, company performance and potential increases in stockholder value should be evaluated over a long-term horizon, rather than simply on a year-to-year, short-term basis, and accordingly, we believe that a vote that occurs once every three years will allow our stockholders to better evaluate our executive compensation programs.

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We also believe that an advisory vote once every three years is an appropriate frequency to provide sufficient time for us to thoughtfully consider the views of our stockholders and, to the extent possible in light of existing contractual obligations, implement any appropriate changes to our executive compensation program. An advisory vote once every three years also will permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including any changes made in response to the outcome of the prior advisory vote on executive compensation. We also point out that since our named executive officers have multi-year employment agreements, only certain aspects of their compensation is set annually and amendments to such agreements require the consent of the applicable officer.

The proxy card provides stockholders with the opportunity to choose from among four options, holding the vote every one year, two years, three years, or abstaining from voting and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. The Board will consider the frequency that receives the highest number of votes to be the frequency selected by our stockholders, regardless of whether that frequency receives a majority of the votes cast.

This vote is advisory, which means that the vote is not binding on the company or the Board. Because this vote is advisory and not binding in any way, the Board may decide that it is in the best interest of the company and our stockholders to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders.

Recommendation of the Board

The Board unanimously recommends that you vote FOR the alternative of once every three years as the preferred frequency for future advisory votes on executive compensation for our named executive officers. Properly submitted proxies will be so voted unless the stockholder specifies otherwise.

MANAGEMENT

The following sets forth the names, positions and ages of our executive officers as of July 21, 2016:

Name	Position	Age
Warren Hosseinion, M.D.	Chief Executive Officer and Secretary	44
Gary Augusta	Executive Chairman	49
Mihir Shah	Chief Financial Officer	38
Adrian Vazquez, M.D.	Chief Medical Officer	46

Background

Warren Hosseinion, M.D.   Dr. Hosseinion has been our Chief Executive Officer since the inception of the company in July 2008 and our Corporate Secretary since September 2015. See “Proposal 1—Election of Directors” for additional biographical information about Dr. Hosseinion.

Gary Augusta. Mr. Augusta has been our Executive Chairman since October 2013. See “Proposal 1—Election of Directors” for additional biographical information about Mr. Augusta.

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Mihir Shah. Mr. Shah, CPA, became our Chief Financial Officer on July 21, 2016, having served as our accounting consultant from March 2016 through July 20, 2016. From April 2015 to February 2016, Mr. Shah served as Chief Financial Officer of Unitek Information Systems, Inc., a private equity-backed company that offers nursing, allied health and information technology training programs.  From April 2013 to March 2015, he was Vice President and Controller of Health Essentials, LLC, a private equity-backed healthcare organization that provides post-acute care and hospice/palliative care services to the frail and elderly population in California. Mr. Shah was employed at Arcadian Health Plan from December 2005 through March 2013, serving as its Vice President Finance and Analytics from January 2010 through March 2013, Senior Director of Finance and Analytics from January 2008 through December 2009, and Senior Financial Analyst from December 2005 through December 2007. He is a Certified Public Accountant and received a Master of Commerce-Cost Accounting from Gujarat University in Ahmedabad, India.

Adrian Vazquez, M.D. Dr. Vazquez, has served as our Chief Medical Officer since March 2014, having previously served as the Company’s President and Chairman of the Board of Directors from 2008 to 2011. Dr. Vazquez co-founded ApolloMed Hospitalists in 2001. He received his B.S. in biology from the University of California, Irvine, his medical degree from the UC Irvine School of Medicine and his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center. He is a Diplomate of the American Board of Internal Medicine.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information, as of July 21, 2016, concerning, except as indicated by the footnotes below:

•	each person whom we know beneficially owns more than 5% of any class of our Voting Shares;

•	each of our directors and nominees for the board of directors;

•	each named executive officer listed in the Summary Compensation Table below; and

•	all of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Apollo Medical Holdings, Inc. at 700 North Brand Boulevard, Suite 1400, Glendale, California 91203.

We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 5,745,036 shares of common stock, 1,111,111 shares of Series A preferred stock and 555,555 shares of Series B preferred stock issued and outstanding, according to the records maintained by our transfer agent. Each share of Series A preferred stock and Series B preferred stock is entitled to one vote for each share of common stock into which such preferred stock is convertible, which is currently on a one-for-one basis. The holders of Series A preferred stock and Series B preferred stock vote together with the holders of common stock on all matters set forth in the Notice. In computing the number of shares of stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of stock subject to options, warrants, and convertible securities held by that person or entity that are currently exercisable or convertible or that will become exercisable or convertible within sixty days following July 21, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

The information provided in the tables is based on our records, information filed with the SEC, and information provided to us by the applicable holder of the stock, except where otherwise noted.

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Series A and Series B Preferred Stock

	Series A Preferred Stock		Series B Preferred Stock
Name and Address of Beneficial Owner	Shares	Percent of Class	Shares	Percent of Class
Network Medical Management, Inc. 1668 S. Garfield Ave. Alhambra, California 91801	1,111,111	100%	555,555	100%

Common Stock

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class
5% Stockholders:
Network Medical Management, Inc. 1668 Garfield Avenue, 2nd Floor Alhambra, California 91801	3,333,332	(1)	36.7%
NNA of Nevada, Inc. 920 Winter Street Waltham, Massachusetts 02451	800,000		13.9%
Directors and Named Executive Officers
Warren Hosseinion, M.D.	1,137,826	(2)	19.4%
Adrian Vazquez, M.D.	969,981	(3)	16.7%
Gary Augusta	261,433	(4)	4.5%
Mark Fawcett	10,000	(5)	0.2%
Thomas Lam, M.D.	0	(6)	0%
Suresh Nihalani	93,331	(7)	1.6%
Edward Schreck	113,333	(8)	1.9%
David Schmidt	53,333	(9)	0.9%
All Executive Officers and Directors as a Group (8 persons)	2,639,237	(10)	42.5%

(1) Includes 1,111,111 shares of common stock issuable on conversion of 1,111,111 shares of Series A Preferred Stock, 555,555 shares of common stock issuable on conversion of 555,555 shares of Series B Preferred Stock, and 1,666,666 shares of common stock subject to warrants that are exercisable within 60 days of July 21, 2016.

(2) Includes 125,488 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

(3) Includes 57,643 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

(4) Includes 95,488 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

(5) Includes 10,000 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders. Does not include shares held by NNA. Mr. Fawcett is the Senior Vice President and Treasurer of FMCH, the parent corporation of NNA.

(6) Does not include shares held by NMM. Dr. Lam is the Chief Executive Officer, a director and a stockholder of NMM.

(7) Includes 40,000 shares held by a trust of which Mr. Nihalani is trustee and beneficiary, and 13,333 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

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(8) Includes 113,333 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

(9) Includes 53,333 shares subject to options that are exercisable within 60 days of July 21, 2016, and assumes that the 2015 Plan is approved by the stockholders.

(10) Includes all of the shares identified in Notes 2 through 5 and 7 through 9.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons that no Form 5s were required for those persons, we believe that all reporting requirements under Section 16(a) for the 2016 fiscal year were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners, except that (i) Mr. Augusta was late in reporting the disposition of common stock held by him indirectly on December 31, 2014 in connection with the disposition by him of his interest in the entity that is the holder of such shares; and (ii) NNA was late in filing its Form 3. Both of these reports have been filed as of the date of this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses the compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended March 31, 2016 and 2015, respectively:

Name and						Option		All Other
Principal Position	Year	Salary		Bonus		Awards (1)		Compensation		Total
Warren Hosseinion	2016	$394,998	(2)	$30,000	(9)	$485,000	(4)	$117,193	(3)	$1,027,191
Chief Executive Officer	2015	390,385	(2)	150,000	(9)	52,083	(8)	127,641	(3)	720,109

Gary Augusta	2016	300,000	(12)	30,000	(13)	487,000	(14)	-		817,000
Executive Chairman	2015	228,000	(12)	50,000	(13)	52,083	(15)	-		330,083

Adrian Vazquez	2016	394,292	(11)	15,000	(10)	121,000	(5)	117,847	(6)	648,139
Chief Medical Officer	2015	435,385	(11)	30,000	(10)	26,041	(7)	128,216	(6)	619,642

(1) The amount shown in this column reflects the aggregate grant date fair value computed in accordance with FASB ASC 718 “Compensation – Stock Compensation”.  Please see the notes below for discussions of the assumptions and methodologies used to calculate the valuations of the stock and option awards.

(2) Dr. Hosseinion's salary is for both patient care and non-clinical work in his role as the Company's Chief Executive Officer.

(3) Reflects personal benefits payments to Dr. Hosseinion for health, life, disability insurance premiums aggregating $31,423 (2016) and $27,026 (2015); allowance for vehicle, cell phone and computer expenses of $55,000 (2016) and $55,000 (2015); payments of $30,770 (2016) and $32,917 (2015) for unused paid time off; and other compensation related adjustment of $12,698 in 2015.

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(4) In February 2016, the Company’s Board of Directors authorized the issuance of options for 93,500 shares of common stock with an exercise price of $6.369 per share to Dr. Hosseinion. Two-thirds of the options vested immediately and the remaining one-third vest monthly in equal amounts over a twelve-month period. The options expire on the fifth anniversary of issuance. The fair value of the 93,500 stock options was $485,000, and was determined using the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	132.91%
Dividends	0.0%
Discount rate	1.31%

(5) In February 2016, the Company’s Board of Directors authorized the issuance of options for 23,400 shares of common stock with an exercise price of $6.369 per share to Dr. Vazquez. Two-thirds of the options vested immediately and the remaining one-third vest monthly in equal amounts over a twelve-month period. The options expire on the fifth anniversary of issuance. The fair value of the 23,400 stock options was $121,000, and was determined using the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	132.91%
Dividends	0.0%
Discount rate	1.31%

(6) Reflects personal benefits payments to Dr. Vazquez for health, life and disability insurance premiums aggregating $25,347 (2016) and $28,392 (2015); allowance for vehicle, cell phone and computer expenses of $55,000 (2016) and $55,000 (2015); earned, but not yet paid, unused paid time-off (PTO) in the amount of $37,500 (2016) and PTO payment of $37,500 (2015); and other compensation related adjustment of $7,324 in 2015.

(7) On July 10, 2014, the Company’s Board of Directors authorized the issuance of 10,000 stock options to Dr. Vazquez. The options vest evenly over 3 years, have an exercise price of $10.00 and expire on the tenth anniversary of issuance. The fair value of the stock options of $26,041 was determined under the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	63.7%
Dividends	0.0%
Discount rate	1.63%

(8) On July 10, 2014, the Company’s Board of Directors authorized the issuance of 20,000 stock options to Dr. Hosseinion. The options vest evenly over 3 years, have an exercise price of $10.00 and expire on the tenth anniversary of issuance. The fair value of the stock options of $52,083 was determined under the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	63.7%
Dividends	0.0%
Discount rate	1.63%

(9) Dr. Hosseinion received an incentive bonus of $30,000 in 2016 and a bonus payment of $150,000 in 2015 relating to ACO achievement under Medicare Shared Savings Program.

(10) Dr. Vazquez has earned, but yet to be paid, an incentive bonus of $15,000 in 2016. A bonus of $30,000 was paid in 2015 to reflect ACO achievement under Medicare Shared Savings Program.

(11) Dr. Vazquez’s salary is for both patient care and non-clinical work in his role as the Company’s Chief Medical Officer.

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(12) Mr. Augusta received compensation for providing business and strategic services to the Company and for his role as the Company’s Executive Chairman.

(13) Mr. Augusta received an incentive bonus of $30,000 in 2016 and a bonus payment of $50,000 in 2015 for providing business and strategic services, and for his role as Executive Chairman on the Company’s Board of Directors.

(14) In February 2016, the Company’s Board of Directors authorized the issuance of options for 93,500 shares of common stock with an exercise price of $5.79 per share to Mr. Augusta. Two-thirds of the options vested immediately and the remaining one-third vest monthly in equal amounts over a twelve-month period. The options expire on the tenth anniversary of issuance. The fair value of the 93,500 stock options was $487,000, and was determined using the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	132.91%
Dividends	0.0%
Discount rate	1.31%

(15) On July 10, 2014, the Company’s Board of Directors authorized the issuance of 20,000 stock options to Mr. Augusta. The options vest evenly over 3 years, have an exercise price of $10.00 and expire on the tenth anniversary of issuance. The fair value of the stock options of $52,083 was determined under the Black-Scholes option pricing model. The calculation was based on the Company’s closing stock price on the date of grant and the following weighted-average inputs:

Expected term (in years)	6.0
Volatility	63.7%
Dividends	0.0%
Discount rate	1.63%

Employment and Consulting Agreements

Agreements with Warren Hosseinion, M.D. On March 28, 2014, our wholly-owned subsidiary Apollo Medical Management, Inc. (“AMM”) entered into an employment agreement with Warren Hosseinion, M.D., our Chief Executive Officer (the “Hosseinion Employment Agreement”) pursuant to which Dr. Hosseinion has agreed to serve as a senior executive of AMM. The Hosseinion Employment Agreement provides for (i) base salary of $200,000 per year; (ii) participation in any incentive compensation plans and stock plans of AMM that are available to other similarly positioned employees of AMM; and (iii) reimbursement of expenses incurred on behalf of AMM.

AMM has the right under the Hosseinion Employment Agreement to terminate Dr. Hosseinion for cause if, among other things, there is a material and uncured breach by Dr. Hosseinion, of any of the following agreements: (i) the Hosseinion Hospitalist Participation Agreement (defined below) or other employment agreement with our affiliate, ApolloMed Hospitalists (“AMH”); (ii) that certain Stockholder Agreement dated as of March 28, 2014, by and among Dr. Hosseinion, Adrian Vazquez, M.D., NNA, AMM and us (the “Stockholder Agreement”); or (iii) any Physician Shareholders Agreements in favor of AMM or us, for the account of certain of our affiliates. If Dr. Hosseinion’s employment is terminated by AMM without cause, or Dr. Hosseinion terminates his employment for good reason, or AMM provides notice of intent not to renew, Dr. Hosseinion is entitled, subject to entering into a binding release, to be paid severance of an amount equal to four weeks of his most recent base salary for every full year of his active employment by AMM, but such amount is to be no less than six months’ worth and no more than one year’s worth of his most recent base salary. The Hosseinion Employment Agreement replaced, and thereby terminated, the prior employment agreement between AMM and Dr. Hosseinion.

On January 12, 2016, AMM entered into a First Amendment to Employment Agreement with Dr. Hosseinion (the “Hosseinion Amendment”). The Hosseinion Amendment amended the Hosseinion Employment Agreement and provides (i) for the payment of an incentive bonus in the amount of $30,000 to Dr. Hosseinion; and (ii) that unused paid time off (up to 20 days per year) will be paid in cash.

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On March 28, 2014, AMH also entered into a Hospitalist Participation Service Agreements with Dr. Hosseinion (the “Hosseinion Hospitalist Participation Agreement”), pursuant to which Dr. Hosseinion provides physician services for AMH. The Hosseinion Hospitalist Participation Agreement provides for (i) base salary of $195,000 per year; (ii) a $55,000 annual car and communications allowance; and (iii) reimbursement of reasonable business expenses. The Hosseinion Hospitalist Participation Agreement replaced, and thereby terminated, the prior hospitalist participation service agreement between AMH and Dr. Hosseinion.

As a condition of our causing our affiliates to enter into the Hosseinion Employment Agreement and the Hosseinion Hospitalist Participation Agreement, also on March 28, 2014 we entered into a stock option agreement with Dr. Hosseinion (the “Hosseinion Stock Option Agreement”). The Hosseinion Stock Option Agreement provides that Dr. Hosseinion grants us the option to purchase (at fair market value) all equity interests in the company held by Dr. Hosseinion, in the event that (i) the Hosseinion Hospitalist Participation Agreement or the Hosseinion Employment Agreement is terminated by us for cause due to a willful or intentional breach by Dr. Hosseinion; (ii) Dr. Hosseinion commits fraud or any felony against us or any of our affiliates; (iii) Dr. Hosseinion directly or indirectly solicits any patients, customers, clients, employees, agents or independent contractors of our or any of our affiliates for competitive purposes; or (iv) Dr. Hosseinion directly or indirectly “competes” (as such term is defined in the Hosseinion Stock Option Agreement) with us or any of our affiliates.

We entered into restated and amended employment agreements dated as of June 29, 2016 with Dr. Hosseinion. The purpose of the amended and restated employment agreements is to align payment and benefit provisions, and make other technical changes, to the employment agreements that were previously in effect.

Under the amended and restated employment agreement with AMM, Dr. Hosseinion will be paid a base salary of $450,000, which is the same aggregate base salary as had previously been provided under his agreements with AMM and AMH, including a certain guaranteed expense reimbursement under the AMH agreement. Conversely, there is no base salary provided under the amended and restated employment agreement with AMH and the certain guaranteed expense reimbursement has been eliminated from the AMH agreement. In the amended and restated AMH agreement, the base salary provision has been replaced with an hourly rate if and to the extent that Dr. Hosseinion provides physician services, which is not guaranteed.

All other benefits that were previously contained in the AMH agreement have been moved to the amended and restated agreements with AMM.

The calculation of severance payment in the event of a termination without Cause (as defined in the amended and restated agreement with AMM) has been changed. Under the amended and restated agreements with AMM, Dr. Hosseinion will continue to be paid severance in the amount of four weeks’ pay of his most recent base salary for each year he is employed. However, in the amended and restated employment agreement the definition of base salary has been changed to include aggregate base salary paid from AMM and all its entities, to reflect that Dr. Hosseinion’s services are, in some cases, shared among more than one of our affiliates but provide a common benefit to our company. Additionally, Dr. Hosseinion will receive year-of-service credit for the longest period of time he has been employed by any of our affiliates, to reflect that, as a co-founder of our company, Dr. Hosseinion has provided continuous service since our founding notwithstanding the fact that we have reorganized the company to create AMM more recently than our founding.

Certain other technical changes have been made to the amended and restated employment agreements. All other material provisions of the original AMH agreements and the original AMM agreements, as amended, remain as they were in those agreements.

Agreements with Adrian Vazquez, M.D. On March 28, 2014, AMM entered into an employment agreement with Adrian Vazquez, M.D., our Chief Medical Officer (the “Vazquez Employment Agreement”) pursuant to which Dr. Vazquez has agreed to serve as a senior executive of AMM. The Vazquez Employment Agreement provides for (i) base salary of $200,000 per year; (ii) participation in any incentive compensation plans and stock plans of AMM that are available to other similarly positioned employees of AMM; and (iii) reimbursement of expenses incurred on behalf of AMM.

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AMM has the right under the Vazquez Employment Agreement to terminate Dr. Vazquez for cause if, among other things, there is a material and uncured breach by Dr. Vazquez, of any of the following agreements: (i) the Vazquez Hospitalist Participation Agreement (defined below) or other employment agreement with AMH; (ii) the Stockholder Agreement; or (iii) any Physician Shareholders Agreements in favor of AMM or us, for the account of certain of our affiliates. If Dr. Vazquez’s employment is terminated by AMM without cause, or Dr. Vazquez terminates his employment for good reason, or AMM provides notice of intent not to renew, Dr. Vazquez is entitled, subject to entering into a binding release, to be paid severance of an amount equal to four weeks of his most recent base salary for every full year of his active employment by AMM, but such amount is to be no less than six months’ worth and no more than one year’s worth of his most recent base salary. The Vazquez Employment Agreement replaced, and thereby terminated, the prior employment agreement between AMM and Dr. Vazquez.

On January 12, 2016, AMM entered into a First Amendment to Employment Agreement with Dr. Vazquez (the “Vazquez Amendment”). The Vazquez Amendment amended the Vazquez Employment Agreement and provides (i) for the payment of an incentive bonus in the amount of $15,000 to Dr. Vazquez; and (ii) that unused paid time off (up to 20 days per year) will be paid in cash.

On March 28, 2014, AMH also entered into a Hospitalist Participation Service Agreements with Dr. Vazquez (the “Vazquez Hospitalist Participation Agreement”), pursuant to which Dr. Vazquez provides physician services for AMH. The Vazquez Hospitalist Participation Agreement provides for (i) base salary of $195,000 per year; (ii) a $55,000 annual car and communications allowance; and (iii) reimbursement of reasonable business expenses. The Vazquez Hospitalist Participation Agreement replaced, and thereby terminated, the prior hospitalist participation service agreement between AMH and Dr. Vazquez.

As a condition of our causing our affiliates to enter into the Vazquez Employment Agreement and the Vazquez Hospitalist Participation Agreement, also on March 28, 2014 we entered into a stock option agreement with Dr. Vazquez (the “Vazquez Stock Option Agreement”). The Vazquez Stock Option Agreement provides that Dr. Vazquez grants us the option to purchase (at fair market value) all equity interests in the company held by Dr. Vazquez, in the event that (i) the Vazquez Hospitalist Participation Agreement or the Vazquez Employment Agreement is terminated by us for cause due to a willful or intentional breach by Dr. Vazquez; (ii) Dr. Vazquez commits fraud or any felony against us or any of our affiliates; (iii) Dr. Vazquez directly or indirectly solicits any patients, customers, clients, employees, agents or independent contractors of our or any of our affiliates for competitive purposes; or (iv) Dr. Vazquez directly or indirectly “competes” (as such term is defined in the Vazquez Stock Option Agreement) with us or any of our affiliates.

We entered into restated and amended employment agreements dated as of June 29, 2016 with Dr. Vazquez. The purpose of the amended and restated employment agreements is to align payment and benefit provisions, and make other technical changes, to the employment agreements that were previously in effect.

Under the amended and restated employment agreement with AMM, Dr. Vazquez will be paid a base salary of $450,000, which is the same aggregate base salary as had previously been provided under his agreements with AMM and AMH, including a certain guaranteed expense reimbursement under the AMH agreement. Conversely, there is no base salary provided under the amended and restated employment agreement with AMH and the certain guaranteed expense reimbursement has been eliminated from the AMH agreement. In the amended and restated AMH agreement, the base salary provision has been replaced with an hourly rate if and to the extent that Dr. Vazquez provides physician services, which is not guaranteed.

All other benefits that were previously contained in the AMH agreement have been moved to the amended and restated agreements with AMM.

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The calculation of severance payment in the event of a termination without Cause (as defined in the amended and restated agreement with AMM) has been changed. Under the amended and restated agreements with AMM, Dr. Vazquez will continue to be paid severance in the amount of four weeks’ pay of his most recent base salary for each year he is employed. However, in the amended and restated employment agreement the definition of base salary has been changed to include aggregate base salary paid from AMM and all its entities, to reflect that Dr. Vazquez’s services are, in some cases, shared among more than one of our affiliates but provide a common benefit to our company. Additionally, Dr. Vazquez will receive year-of-service credit for the longest period of time he has been employed by any of our affiliates, to reflect that, as a co-founder of our company, Dr. Vazquez has provided continuous service since our founding notwithstanding the fact that we have reorganized the company to create AMM more recently than our founding.

Certain other technical changes have been made to the amended and restated employment agreements. All other material provisions of the original AMH agreements and the original AMM agreements, as amended, remain as they were in those agreements.

Agreements with Gary Augusta. On January 15, 2015, we entered into a Consulting and Representation Agreement (the “2015 Augusta Consulting Agreement”) with Flacane Advisors, Inc. (“Flacane”), which was effective from January 15, 2015, superseded the prior agreement with Flacane, remained in effect until March 31, 2015 and then was extended until December 31, 2015 unless sooner replaced by a new agreement. Under the Augusta Consulting Agreement, Flacane was paid $25,000 per month and Mr. Augusta was eligible to receive options to purchase shares of our common stock as determined by our Board of Directors. Flacane, through the services of Mr. Augusta, provides business and strategic services and made Mr. Augusta available to serve as our Executive Chairman of the Board of Directors.

On January 12, 2016, we entered into a Consulting Agreement with Flacane (the “2016 Augusta Consulting Agreement”) to replace the substantially similar 2015 Augusta Consulting that expired by its terms on December 31, 2015. Under the 2016 Augusta Consulting Agreement, Flacane received to a signing bonus of $30,000 and is paid $25,000 per month, and Mr. Augusta is eligible to receive options to purchase shares of our common stock as determined by our Board of Directors. Flacane, through the services of Mr. Augusta, continues to provide business and strategic services and makes Mr. Augusta available to serve as our Executive Chairman of the Board of DIrectors.

Effective as of March 7, 2012, Mr. Augusta was first appointed to our Board of Directors. In connection with his service as a director, Mr. Augusta entered into a director agreement, which provides for Mr. Augusta to be a director and entitled Mr. Augusta to acquire 40,000 shares of our common stock at a price of $0.01 per share. We had the right, but not the obligation, to repurchase those shares, which right lapsed monthly at a rate of 1/36 per month over a three-year period and has now fully lapsed.

Equity Awards

On February 15, 2016, we granted stock options to each of our named executive officers on record as of such date.  The stock options were awarded under the 2015 Plan, and entitle the recipient to purchase the stated numbers of share of the company’s common stock at the stated exercise price when the applicable vesting requirements are satisfied. The options have exercise prices ranging from $5.79 - $6.37 and vesting terms between immediately and twelve months. The Company determined the weighted average fair value of the options of $5.21 per share using the Black Scholes option pricing model with the following assumptions: term of six years, risk free rate of 1.31% - 1.94%, no dividends, average volatility of 133% and a share price $5.79 per share.

None of the options granted on February 15, 2016 may be exercised, in whole or in part, unless and until the stockholders approve the 2015 Plan, which approval must be obtained on or before December 15, 2016. Should the stockholders not approve the 2015 Plan at the 2016 Annual Meeting or by December 15, 2016, all such options shall be null and void.

The specific grants to our named executive officers were as follows:

Name	Stock Option Grants for Fiscal Year 2016
Warren Hosseinion	93,500
Gary Augusta	93,500
Adrian Vazquez	23,400

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The following table summarizes the outstanding equity option awards held by each of our named executive officers as of March 31, 2016:

	OPTION AWARDS
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
Name and		Unexercised	Unexercised	Option	Option
Principal		Options-	Options-	Exercise	Expiration
Position	Grant Date	Exercisable	Unexercisable	Price (1)	Date
Warren Hosseinion, M.D.	12/9/2010	30,000	-	$1.50	12/8/2020
Chief Executive Officer	7/10/2014	11,667	8,333	$10.00	7/8/2024
	2/15/2016	66,229	27,271	$6.37	2/14/2021

Gary Augusta	7/10/2014	11,667	8,333	$10.00	7/8/2024
Executive Chairman	2/15/2016	66,229	27,271	$5.79	2/14/2026

Adrian Vazquez, M.D.	12/9/2010	30,000	-	$1.50	12/8/2020
Chief Medical Officer	7/10/2014	5,833	4,167	$10.00	7/8/2024
	2/15/2016	16,575	6,825	$6.37	2/14/2021

(1) All options have been issued with an exercise price equal to the closing price of our common stock on the date of grant except 93,500 and 23,400 options granted to Drs. Hosseinion and Vazquez at an exercise price of $6.37 per share, or 110% of the closing price of our common stock on the date of grant. The weighted average closing stock price for the 93,500 and 23,400 options on the dates of grant was $5.79 per share.

None of our named executive officers exercised any options or had stock awards that were subject to vesting during the fiscal year ended March 31, 2016.

Potential Payments upon Termination or Change-In-Control

During fiscal year 2016, all of our named executive officers had provisions in their then-current employment or consulting agreements providing for payments upon certain types of termination of employment, including, in the case of Drs. Hosseinion and Vazquez, upon a change of control of the company resulting in a termination without cause (as that term is defined in their respective employment agreements, which are substantially similar to each other).  For a description of those provisions, please see “Employment Agreements” above. In addition, upon the occurrence of a change of control, the Compensation Committee is authorized to take certain actions with respect to awards outstanding under the 2015 Plan, the 2013 Plan and the 2010 Plan. See “Proposal 2 – Approval of 2015 Equity Incentive Compensation Plan – Change of Control”.

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Director Compensation for Fiscal Year 2016

Our independent directors are paid director fees in the amount of $1,000 per month. Directors who are employees of the Company receive no additional compensation for serving as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Fawcett(2)	$5,000	$	$78,000	$—	$—	$—	$
Lance Jon Kimmel(3)	$6,000	$	$52,000	$—	$—	$—	$
Thomas Lam, M.D.(4)	$—	$	$—	$—	$—	$—	$
Suresh Nihalani	$12,000	$	$104,000	$—	$—	$—	$
David Schmidt	$12,000	$	$104,000	$—	$—	$—	$
Ted Schreck	$12,000	$	$104,000	$—	$—	$—	$

(1)	For a discussion of the assumptions used in the valuation of awards (estimated forfeitures are not considered for purposes of these computations and the full fair value is recognized in the year of grant), see the notes to the consolidated financial statements included in our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on June 29, 2016.
(2)	Mr. Fawcett became a director on January 12, 2016
(3)	Mr. Kimmel served as a director from April 9, 2015 through September 21, 2015, whereupon he resigned in order to become the company’s outside general counsel.
(4)	Dr. Lam became a director on January 19, 2016. Dr. Lam is not considered an independent director and does not receive director fees.

REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has adopted a Related Party Transaction Policy that provides for the review and approval of all related party transactions, which are generally defined under the policy as any transaction required to be disclosed under Item 404(a) of Regulation S-K. This written policy is supplemented by other written policies including our Code of Ethics for Directors, Executive Officers and Other Senior Personnel, and the Audit Committee’s charter, as well as certain provisions of the Delaware General Corporation Law.

Under our Related Party Transaction Policy, the Audit Committee or such other committee as may be appointed by the Board (collectively, the “Committee”) reviews the material facts relating to all related party transactions that require the Committee’s approval and considers whether to approve of our entry into the related party transaction, subject to certain exceptions. In determining whether to approve a related party transaction, the Committee shall take into account, among other factors it deems appropriate:

•	the related person’s interest and involvement in the interested transaction;

•	the approximate dollar value of the amount involved in the interested transaction;

•	the approximate dollar value of the amount of the related person’s interest in the interested transaction without regard to the amount of any profit or loss;

•	whether the interested transaction was undertaken in the ordinary course of business of the company;

•	whether the interested transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the company than terms that could have been reached with an unrelated third party;

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•	the purpose of, and the potential benefits to the Company of, the interested transaction; and

•	any other information regarding the interested transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

No one of the foregoing factors is dispositive but should be considered qualitatively as the facts and circumstances of a particular transaction warrant, in the judgment of the Committee.

Our Related Party Transaction Policy also provides that no director shall participate in any approval of a related party transaction for which he or she is a related party, and that the director shall provide all material information concerning the transaction to the Committee.

Under our Related Party Transaction Policy, certain transactions are deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000.  These transactions include:

•	employment of executive officers;

•	director compensation;

•	transactions where all stockholders receive proportional benefits;

•	certain transactions involving the purchase of advertising from us at market rates and on such other terms as are consistent with those obtainable in arms-length transactions;

•	transactions involving competitive bids; and

•	transactions that, as a result of corporate practice of medicine or similar laws, require a physician to serve as nominee shareholder on our behalf.

The Committee may establish such other categories of transactions that shall be deemed pre-approved or ratified (as applicable) and the Committee shall identify such transactions in connection with this Policy or otherwise in its deliberations.

If a transaction with a related party will be ongoing, the Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related party. Thereafter, on a schedule as determined in the discretion of the Committee, the Committee shall review and assess ongoing relationships with the related party to see that they are in compliance with the Committee’s guidelines and that the related party transaction remains appropriate.

On an annual basis, each director and executive officer of the company must complete a Director and Officer Questionnaire that requires disclosure of any transaction, arrangement or relationship with us during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest. Any transaction, arrangement or relationship disclosed in the Director and Officer Questionnaire submitted by a director or executive officer is reviewed and considered by the Board in making independence determinations with respect to directors and resolving any conflicts of interest that may arise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Primarily because of laws prohibiting the corporate practice of medicine, we have entered into long-term management service agreements, loan agreements and other similar arrangements with affiliated physician entities. These physician entities must have only physician owners and therefore our Chief Executive Officer, Warren Hosseinion, M.D., serves as our nominee owner in such entities, as described below.

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Each of AMH, ApolloMed Care Clinic (“ACC”), Maverick Medical Group, Inc. (“MMG”), AKM Medical Group, Inc. (“AKM”) and Southern California Heart Centers (“SCHC”) has entered into a Management Agreement with AMM under which AMM has exclusive authority to manage each of the affiliated entities and is obligated to provide all non-physician personnel. AMM is entitled to management fees as set forth in each Management Agreement. The term of each Management Agreement is 20 years from its effective date, and automatically renews for successive 5-year periods, unless terminated earlier for cause or because of a party’s breach.

In connection with the Managements Agreements, Dr. Hosseinion has entered into Physician Shareholder Agreements in favor of the company, in his capacity as a stockholder of, and for the account of, each of the affiliated entities that have entered into Management Agreements with AMM. The purpose of the Physician Shareholder Agreements is to memorialize the agreement of Dr. Hosseinion to act in accordance with the Management Agreements, and to the extent of Dr. Hosseinion’s personal authority, to refrain from any action or inaction that would result in a breach by any affiliated entity of its obligations under its Management Agreement. To that end, each Physician Shareholder Agreement contains covenants which obligate Dr. Hosseinion to comply with the applicable Management Agreement and restrict Dr. Hosseinion’s ability to transfer equity held by Dr. Hosseinion in the applicable affiliated entity or to issue new equity in the applicable affiliated entity. Each Management Agreement also provides the company with the right to designate a third party to acquire all (or such amount such that the transferee would acquire a 51% interest) of Dr. Hosseinion’s equity in the applicable affiliated entity for $100, subject to a fair market value adjustment, if applicable.

Each of AMH, ACC, MMG, AKM and SCHC has additionally entered into an Intercompany Loan Agreement with AMM under which AMM has agreed to provide a revolving loan commitment to each of the affiliated entities in an amount set forth in each Intercompany Loan Agreement. Each Intercompany Loan Agreement provides that AMM’s obligation to make any advances automatically terminates concurrently with the termination of the Management Agreement with the applicable affiliated entity. In addition, each Intercompany Loan Agreement provides that (i) any material breach by Dr. Hosseinion of the applicable Physician Shareholder Agreement or (ii) the termination of the Management Agreement with the applicable affiliated entity constitutes an event of default under the Intercompany Loan Agreement. The Intercompany Loan Agreement with AMH provides for a maximum advance of $10 million and terminates on September 30, 2018. The Intercompany Loan Agreement with ACC provides for a maximum advance of $1 million and terminates on July 31, 2018. The Intercompany Loan Agreement, as amended, with MMG provides for a maximum advance of $2 million and terminates on February 1, 2018. The Intercompany Loan Agreement with AKM provides for a maximum advance of $5 million and terminates on May 30, 2019. The Intercompany Loan Agreement with SCHC provides for a maximum advance of $5 million and terminates on July 21, 2019. Outstanding principal under each of the Intercompany Loan Agreements bears interest at the greater of 10% per annum or the LIBOR rate described in each Intercompany Loan Agreement.

We have entered into Stock Option Agreements with each of Dr. Hosseinion and Dr. Vazquez. The Stock Option Agreements provide that each of Dr. Hosseinion and Dr. Vazquez grant the Company the option to purchase (at fair market value) all equity interests in the Company held by Dr. Hosseinion or Dr. Vazquez, as applicable, in the event that (i) either the Hosseinion Hospitalist Participation Agreement or the Vazquez Hospitalist Participation Agreement, respectively, or the Hosseinion Employment Agreement or the Vazquez Employment Agreement, respectively, is terminated by the Company for cause due to a willful or intentional breach by Dr. Hosseinion or Dr. Vazquez, as applicable, (ii) Dr. Hosseinion or Dr. Vazquez, as applicable, commits fraud or any felony against the company or any of its affiliates, (iii) Dr. Hosseinion or Dr. Vazquez, as applicable, directly or indirectly solicits away from the company any patients, customers, clients, employees, agents or independent contractors of the company or any of its affiliates for competitive purposes or (iv) Dr. Hosseinion or Dr. Vazquez, as applicable, directly or indirectly “competes” (as such term is defined in the Stock Option Agreements) with the Company or any of its affiliates.

THE COMPANY’S AUDITORS AND AUDIT FEES

It is the current intention of the Company’s Audit Committee to select and retain BDO USA, LLP as independent auditors of the Company for the current fiscal year ending March 31, 2017. BDO USA, LLP conducted the audit for the fiscal year ended March 31, 2016. A representative of BDO USA, LLP will be present at the Meeting and will have an opportunity to make statements if he so desires and will be available to respond to appropriate questions.

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The following table summarizes the fees charged by BDO USA, LLP for the services rendered to the company and its subsidiaries in fiscal years 2015 and 2016:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2015	Fiscal Year 2016
Audit (1)	$599,527	$533,905
Audit Related	-	-
Tax	-	-
All Other Fees	-	-
Total	$599,527	$533,905

(1)	Represents aggregate fees charged by BDO for annual audits, including quarterly reviews and services that are normally provided in connection with statutory or regulatory filings.

The Audit Committee has determined that all services performed by BDO USA, LLP are compatible with maintaining the independence of BDO USA, LLP. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein, and shall not be deemed to be soliciting material or otherwise deemed filed under either such Act.

The Audit Committee is currently comprised of three independent directors, all of whom are independent under the rules of the SEC and NASDAQ. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on the company’s corporate website. The Audit Committee met four times during fiscal 2016.

The Audit Committee’s primary duties and responsibilities are to:

•	engage the company’s independent registered public accounting firm,

•	monitor the independent registered public accounting firm’s independence, qualifications and performance,

•	pre-approve all audit and non-audit services,

•	monitor the integrity of the company’s financial reporting process and internal control systems,

•	provide an open avenue of communication among the independent registered public accounting firm, financial and senior management of the company and the Board,

•	monitor the company’s compliance with legal and regulatory requirements, contingent liabilities, risk assessment and risk management; and

•	review and approve all related party transactions under our Related Party Transactions Policy.

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Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the scope and staffing of the company’s internal management group that was previously established by the company regarding the progress and completion of the implementation of the company’s internal controls.

In overseeing the preparation of the company’s financial statements, the Audit Committee held meetings with the company’s independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance and to discuss the overall scope and plans for their respective audits, the evaluation of the company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the audited statements with both management and the company’s independent registered public accounting firm. The Audit Committee has discussed with the company’s independent registered public accounting firm all matters required to be discussed under Auditing Standard No. 16 “Communications with Audit Committees”, as issued by the PCAOB.

With respect to the company’s independent registered public accounting firm, the Audit Committee received the written disclosures and the letter from BDO USA, LLP, as required by applicable requirements of the PCAOB, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with BDO USA, LLP, among other things, its independence. The Audit Committee also reviewed and approved the audit and non-audit fees of that firm.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of the company’s audited financial statements in the 10-K for filing with the SEC.

Submitted by the Audit Committee:

David Schmidt, Chair
Suresh Nihalnai
Ted Schreck

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. In accordance with SEC Rule 14a-8, since we did not hold an annual meeting in 2015, to be included in the proxy statement for our 2017 annual meeting of stockholders, stockholder proposals must be received by us a reasonable time before we print and send our proxy materials to stockholders for the 2017 annual meeting.  We intend to report the date of our next annual meeting of stockholders and the deadlines for the submission of proposals by stockholders in a quarterly report on Form 10-Q, annual report on Form 10-K or another report, to be filed with the SEC.

ANNUAL REPORT ON FORM 10-K

We filed the 10-K for the year ended March 31, 2016 with the SEC on June 29, 2016. A copy of our Annual Report to Stockholders (the “Annual Report”), which incorporates the 10-K without exhibits, has been mailed to all stockholders along with this proxy statement. Stockholders may obtain additional copies of the Annual Report and/or the 10-K and the exhibits thereto, without charge, by writing to us at our principal executive offices at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California 90404, Attention:  Secretary. Copies of the 10-K may also be obtained from our website at http://irdirect.net/AMEH/sec_filings.

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OTHER MATTERS

Management does not know of any matters to be presented at the 2016 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other business at the 2016 Annual Meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the 2016 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the 2016 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Warren Hosseinion
Chief Executive Officer

July 29, 2016

Glendale, California

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Appendix A

APOLLO MEDICAL HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

1. Purpose, History and Effective Date.

(a) Purpose. The Apollo Medical Holdings, Inc. 2015 Equity Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, employees, directors or consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock on the potentially favorable terms that this Plan provides.

(b) History. Prior to the effective date of this Plan, the Company had in effect the 2010 Plan and the 2013 Plan, which were originally effective March 4, 2010 and April 30, 2013, respectively. Upon adoption of this Plan by the Board, no new awards will be granted under the 2013 Plan. No awards have been granted under the 2010 Plan since the effectiveness of the 2013 Plan.

(c) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date; provided, however, that prior to approval of this Plan by the Company's stockholders, but after adoption by the Board, Incentive Stock Options may be granted under this Plan subject to obtaining the stockholders' approval of this Plan; and provided, further, that such stockholder approval must occur no later than 12 months after the date of adoption of this Plan by the Board. This Plan will terminate as provided in Section 14.

2. Definitions. Capitalized terms used in this Plan have the following meanings:

(a) “2010” Plan means the Apollo Medical Holdings, Inc. 2010 Equity Incentive Plan.

(b) “2013 Plan” means the Apollo Medical Holdings, Inc. 2013 Equity Incentive Plan.

(c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act or any successor rule or regulation thereto.

(d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or Dividend Equivalent Units.

(e) “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the grant of an Award in such form as the Committee determines.

(f) “Board” means the Board of Directors of the Company.

(g) “Change of Control” means the occurrence of any one of the following events:

(i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by Persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets;

A-1

(iii) a change in the composition of the Board, as a result of which fewer than fifty percent (50%) of the incumbent directors are directors who either (A) had been directors of the Company on the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the “original directors”) or (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

(iv) any transaction as a result of which any Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this paragraph (iv), the term “Person” shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding anything herein contained to the contrary, with respect to an Award that is or may be considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” herein shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of complying with the requirements of Code Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority), except as otherwise provided in Section 3(b).

(j) “Company” means Apollo Medical Holdings, Inc., a Delaware corporation, or any successor thereto.

(k) “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(l) “Disability” has the meaning ascribed to the term in Code Section 22(e)(3), as determined by the Committee.

(m) “Disinterested Persons” means the “non-employee directors” of the Company as such term is defined in Rule 16b-3.

(n) “Dividend Equivalent Unit” means the right to receive a payment equal to the cash dividends paid with respect to a Share.

(o) “Effective Date” means the earlier to occur of the date this Plan is (i) adopted by the Board or (ii) approved by the Company’s stockholders.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

A-2

(q) “Fair Market Value” means, per Share on a particular date, (i) if the Stock is listed for trading on the New York Stock Exchange, the last reported sales price on the date in question as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, the last reported sales price on the date in question on the principal national securities exchange on which the Stock is listed or admitted to trading, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange; or (iii) if the Stock is not listed or admitted to trading on any national securities exchange, the last sales price on the date in question in the over-the-counter market reported by such reporting system as is then in use, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (iv) if on any such date the Stock is not reported on any such system, the last sales price on the date in question as furnished by a professional market making a market in the Stock selected by the Board for the date in question, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale; or (v) if on any such date no market maker is making a market in the Stock, the price as determined in good faith by the Committee.

(r) “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(s) “Option” means the right to purchase Shares at a specified price during a specified period of time.

(t) “Participant” means an individual selected by the Committee to receive an Award, and includes any individual who holds an Award after the death of the original recipient.

(u) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following for such period as the Committee specifies:

(i) Revenue;

(ii) Earnings before interest, taxes, depreciation and amortization, as adjusted (EBITDA as adjusted);

(iii) Income before income taxes and minority interests;

(iv) Operating income;

(v) Pre- or after-tax income;

(vi) Average accounts receivable;

(vii) Cash flow;

(viii) Cash flow per share;

(ix) Net earnings;

(x) Basic or diluted earnings per share;

(xi) Return on equity;

(xii) Return on assets;

(xiii) Return on capital;

(xiv) Growth in assets;

A-3

(xv) Economic value added;

(xvi) Share price performance;

(xvii) Total stockholder return;

(xviii) Improvement or attainment of expense levels;

(xix) Market share or market penetration; or

(xx) Business expansion, and/or acquisitions or divestitures.

The Committee may specify at the time an Award is made that the Performance Goals are to be measured for an individual, the Company, for the Company on a consolidated basis, for any one or more Affiliates or divisions of the Company and/or for any other business unit or units of the Company, and/or that the Performance Goals are to be measured either in absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In the case of Awards that the Committee determines will not be considered “performance based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan.

(v) “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(w) “Performance Units” means the right to receive a payment, based on a number of units with a specified value, to the extent Performance Goals are achieved.

(x) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 14(d) and 15(d) thereof.

(y) “Plan” means this Apollo Medical Holdings, Inc. 2015 Equity Incentive Plan, as may be amended from time to time.

(z) “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service.

(aa) “Restricted Stock Unit” means the right to receive a payment which right may vest upon the achievement or partial achievement of Performance Goals and/or upon the completion of a period of service, with each unit having a value equal to the Fair Market Value of one or more Shares, or the average of the Fair Market Value of one or more Shares over such period as the Committee specifies.

(bb) “Retirement” means, unless the Committee determines otherwise in an Award Agreement, termination of employment from the Company and its Affiliates on or after age 65 with five (5) years of continuous service with the Company and its Affiliates.

(cc) “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(dd) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(ee) “Share” means a share of Stock.

(ff) “Stock” means the Class A common stock of the Company.

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(gg) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(hh) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each such corporation owns stock possessing fifty percent (50%) or more of the total combined voting power in one of the other corporations in the chain.

3. Administration.

(a) Committee Administration. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan, such Award or such Award Agreement into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and any other individual with a right under the Plan or under any Award.

(b) Delegation to Other Committees or CEO. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee or to the Chief Executive Officer of the Company, any or all of the authority and responsibility of the Committee; provided, however, that no such delegation shall be permitted with respect to Awards made to Section 16 Participants. The Board may retain any or all of the authority and responsibility of the Committee, or may delegate to another committee or subcommittee of the Board consisting solely of two or more Disinterested Persons any or all of the authority and responsibility of the Committee, with respect to Section 16 Participants. If the Board or Committee has retained such authority or made such a delegation, then all references to the Committee in this Plan include the Board, such other committee, subcommittee or the Chief Executive Officer to the extent of such retained authority or delegation.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee or Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee or Board member undertakes to handle and defend it on such member’s own behalf.

4. Eligibility. The Committee may designate any of the following as a Participant from time to time: (i) any officer or other employee of the Company or any of its Affiliates; (ii) an individual that the Company or an Affiliate has engaged to become an officer or other employee; (iii) a Non-Employee Director’ or (iv) a consultant or advisor who provides bona fide services that are not in connection with the offer or sale of securities in a capital raising transaction, and does not directly or indirectly promote or maintain a market for the Company’s securities to the Company or an Affiliate as an independent contractor. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year. Notwithstanding the foregoing, each Non-Employee Director automatically will be a Participant with respect to elections to receive Options in lieu of directors’ fees pursuant to Section 12.

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5. Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). Awards granted under the Plan shall be evidenced by an Award Agreement except to the extent the Committee provides otherwise.

6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 1,500,000 Shares, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards. Notwithstanding the foregoing, the Company may issue only 1,500,000 Shares upon the exercise of Incentive Stock Options.

(b) Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, then the Shares subject to such Award may again be used for new Awards under this Plan under Section 6(a), including issuance upon the exercise of Incentive Stock Options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award or the withholding taxes due as a result of the issuance or receipt of a payment or Shares under an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), but such Shares may not be issued upon the exercise of Incentive Stock Options.

(c) Addition of Shares from Predecessor Plan. After the Effective Date, if any Shares subject to awards granted under the 2010 Plan or 2013 Plan would again become available for new grants under the terms of such plan, then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Plan as determined under the first sentence of Section 6(a), including with respect to the exercise of Incentive Stock Options. Any such Shares will not be available for future awards under the respective terms of the 2010 Plan and 2013 Plan after the Effective Date.

(d) Participant Limitations. Subject to adjustment as provided in Section 16, with respect to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), no Participant may be granted Awards that could result in such Participant:

(i) receiving in any calendar year Options for, and/or Stock Appreciation Rights with respect to, more than 500,000 Shares (reduced, in the initial calendar year in which this Plan is effective, by the number of options granted to a Participant under the 2010 Plan and/or 2013 Plan in such year, if any), except that Options and/or Stock Appreciation Rights granted to a new employee in the calendar year in which his or her employment commences may not relate to more than 1,000,000 Shares;

(ii) receiving in any calendar year Awards of Restricted Stock and/or Restricted Stock Units relating to more than 500,000 Shares;

(iii) receiving in any calendar year Awards of Performance Shares, and/or Awards of Performance Units (the value of which is based on the Fair Market Value of a Share), for more than 500,000 Shares; or

(iv) receiving in any calendar year Awards of Performance Units (the value of which is not based on the Fair Market Value of a Share) that could result in a payment of more than $500,000.

With respect to Awards that are not intended to meet the requirements of performance-based compensation under Code Section 162(m), the Committee may grant Awards in excess of the limits described in this subsection (d), but only if such discretion would not cause Awards that are intended to be performance-based compensation under Code Section 162(m) from being treated as such.

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7. Options. Subject to the terms of this Plan, the Committee shall determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an Incentive Stock Option, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which all Incentive Stock Options are first exercisable by the Participant during any calendar year (under this Plan and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded.

(b) The number of Shares subject to the Option.

(c) The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant; provided that (i) no Incentive Stock Option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and (ii) the exercise price may vary during the term of the Option if the Committee determines that there should be adjustments to the exercise price relating to achievement of Performance Goals and/or to changes in an index or indices that the Committee determines is appropriate (but in no event may the exercise price per Share be less than the Fair Market Value of a Share as determined on the date of grant).

(d) The terms and conditions of exercise, which may include a requirement that exercise of the Option is conditioned upon achievement of one or more Performance Goals or may provide for an acceleration of the exercisability upon the Participant’s death, Disability or Retirement.

(e) The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary must terminate no later than the fifth (5th) anniversary of the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an Option for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the Option’s termination date.

(f) The exercise period following a Participant’s termination of employment or service. In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise.

(g) Notwithstanding anything contained in this Plan to the contrary, the Board as a whole shall pre-approve each option grant to Non-Employee Directors.

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8. Stock Appreciation Rights. Subject to the terms of this Plan, the Committee shall determine all terms and conditions of each SAR, including but not limited to:

(a) Whether the SAR is granted independently of an Option or relates to an Option; provided that if an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

(b) The number of Shares to which the SAR relates.

(c) The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

(d) The terms and conditions of exercise or maturity, which may include a provision that accelerates the exercisability of the SAR upon the Participant’s death, Disability or Retirement. Notwithstanding the foregoing, unless the Committee determines otherwise in the Award Agreement, if on the date when the SAR expires or otherwise terminates, the grant price for the SAR is less than the Fair Market Value of a Share, then the unexercised portion of the SAR that was exercisable immediately prior to such date shall automatically be deemed exercised.

(e) The term, provided that an SAR must terminate no later than 10 years after the date of grant. Notwithstanding the foregoing, the Committee may extend the term of an SAR for up to six (6) months beyond the tenth (10th) anniversary of the date of grant in the event a Participant dies prior to the SAR’s termination date.

(f) Whether the SAR will be settled in cash, Shares or a combination thereof.

(g) Notwithstanding anything contained in this Plan to the contrary, the Board as a whole shall pre-approve each SAR grant to Non-Employee Directors.

9. Performance Awards. Subject to the terms of this Plan, the Committee shall determine all terms and conditions of each award of Performance Shares or Performance Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates, and with respect to Performance Units, whether the value of each unit will be based on the Fair Market Value of one or more Shares, the average of the Fair Market Value of one or more Shares over such period as the Committee specifies, or such other value as the Committee specifies in the Award Agreement.

(b) One or more Performance Goals that must be achieved during such period as the Committee specifies in order for the Participant to realize the benefit of such Award.

(c) Whether all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement.

(d) With respect to Performance Units, whether to settle such Award in cash, Shares, or a combination of cash and Shares.

(e) Notwithstanding anything contained in this Plan to the contrary, the Board as a whole shall pre-approve each Award grant under this Section 9 to Non-Employee Directors.

Unless otherwise provided by the Committee, a Participant shall not be entitled to and shall agree to waive or otherwise surrender any rights to receive dividends or dividend equivalents paid with respect to Performance Shares or Performance Units valued in Shares until after the Performance Shares or Performance Units have been earned.

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10. Restricted Stock and Restricted Stock Unit Awards.

Subject to the terms of this Plan, the Committee shall determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of Shares and/or units to which such Award relates.

(b) The period of time over which the restrictions imposed on Restricted Stock will lapse and the vesting of Restricted Stock Units will occur, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; provided that, subject to the provisions of Section 10(c), an Award that is subject to the achievement of Performance Goals must have a restriction or vesting period of at least one year, and an Award that is not subject to Performance Goals must have a restriction or vesting period of at least three years. Notwithstanding the foregoing, if the Committee determines in its sole discretion that an Award of Restricted Stock or Restricted Stock Units is granted to a Participant in lieu of cash compensation (including without limitation bonus cash compensation), the Committee may impose such restriction or vesting period on such Award as it determines.

(c) Whether all or any portion of the restrictions or vesting schedule imposed on the Award will lapse or be accelerated upon a Participant’s death, Disability or Retirement.

(d) With respect to Restricted Stock Units, whether to settle such Awards in cash, Shares, or a combination of cash and Shares.

(e) With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(f) Whether dividends paid with respect to an Award of Restricted Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

(g) Notwithstanding anything contained in this Plan to the contrary, the Board as a whole shall pre-approve each grant under this Section 10 to Non-Employee Directors.

11. Dividend Equivalent Units. Subject to the terms and conditions of this Plan, the Committee shall determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether such Award will be granted in tandem with another Award, and the form, timing and conditions of payment.

12. Payment of Directors’ Fees in Options. Subject to such restrictions as may be imposed by the Board, a Non-Employee Director may elect to receive all or any portion of his or her annual cash retainer payment from the Company in the form of Options. The number of Options granted as a result of such election shall be determined by multiplying the amount of foregone cash compensation by four (4), and dividing such product by the Fair Market Value of a Share on the date the cash compensation would have otherwise been paid to the Non-Employee Director. Such Options shall be issued under and subject to the terms of this Plan. An election under this Section 12 shall be filed with the Company on such form and in such manner as the Board determines. The Board as a whole shall pre-approve each option grant under this Section 12.

13. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer an Award.

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14. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. This Plan will terminate on the tenth anniversary of the Effective Date unless the Board or Committee earlier terminates this Plan pursuant to Section 14(b).

(b) Termination and Amendment. The Board or the Committee may amend, suspend or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment, suspension or termination of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law;

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(d) (except as permitted by Section 16); or (B) an amendment to the provisions of Section 14(e).

(c) Amendment, Modification or Cancellation of Awards. Except as provided in Section 14(e) and subject to the requirements of this Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 16), but the Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award pursuant to the provisions of Section 16(a) or the modification of an Award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 14 will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 16, neither the Committee nor any other person may decrease the exercise or grant price for any outstanding Option or SAR after the date of grant, cancel an outstanding Option or SAR in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Shares subject to such Option or SAR at the time of cancellation over the exercise or grant price for such Shares) or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option or SAR with a lower exercise price. In addition, the Committee may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Committee takes action to approve such Award.

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(f) Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

(g) Recoupment. Any Awards granted pursuant to the Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to (A) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (B) any recoupment, clawback, equity holding, stock ownership or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

15. Taxes.

(a) Withholding Right. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

(b) Use of Shares to Satisfy Tax Withholding. A Participant shall have the right to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with an Award by electing to (i) have the Company withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent required to avoid an expense on the Company’s financial statements. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

(c) No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan to the contrary, the Company does not guarantee to any Participant or any other person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be obligated to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(d) Participant Responsibility. If a Participant shall dispose of Stock acquired through exercise of an Incentive Stock Option within either (i) two years after the date the Option is granted or (ii) one year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven days of the date of such disqualifying disposition.

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16. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that the Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, subject to Participants’ rights under Section 16(c), the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(d)), and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award. In any such case, the Committee may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Committee effective at such time as the Committee specifies (which may be the time such transaction or event is effective), but if such transaction or event constitutes a Change of Control, then (A) such payment shall be at least as favorable to the holder as the amount the holder could have received in respect of such Award under Section 16(c) and (b) from and after the Change of Control, the Committee may make such a provision only if the Committee determines that doing so is necessary to substitute, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction or event in accordance with the last sentence of this subsection (a). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. Without limitation, subject to Participants’ rights under Section 16(c), in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance of substitute awards or assumption of awards under this Plan by another party to any such merger, consolidation, acquisition or reorganization upon such terms and conditions as it may deem appropriate.

(c) Change of Control.

(i) The Committee may specify, either in an Award Agreement or at the time of a Change of Control, whether an outstanding Award shall become vested and/or payable, in whole or in part, as a result of a Change of Control.

(ii) If, in connection with the Change of Control, the Options and SARs issued under the Plan are not assumed, or if substitute Options and SARs are not issued by the successor or Affiliate thereof in the Change of Control transaction, or if the assumed or substituted awards fail to contain similar terms and conditions as the Award prior to the Change of Control or fail to preserve, to the extent applicable, the benefit to be provided to the Participant as of the date of the Change of Control, including but not limited to the right of the Participant to receive shares upon exercise of the Option or SAR that are registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then (1) each holder of an Option or SAR that is outstanding as of the date of the Change of Control who is an employee of the Company or any Subsidiary shall have the right, and (2) the Committee, in its sole discretion, may grant to a holder of an Option or SAR that is outstanding as of the date of the Change of Control who is not an employee of the Company or any Subsidiary the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control (but not beyond the Option’s or SAR’s expiration date), to receive, in exchange for the surrender of the Option or SAR, an amount of cash equal to the excess of the greater of the Fair Market Value of the Shares determined on the Change of Control date or the Fair Market Value of the Shares on the date of surrender covered by the Option or SAR (to the extent vested and not yet exercised) that is so surrendered over the purchase or grant price of such Shares under the Award. If the Committee so determines prior to the Change of Control, any such Option or SAR that is not exercised or surrendered prior to the end of such 30-day period will be cancelled.

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(iii) If, in connection with the Change of Control, the Shares issued to a Participant as a result of the accelerated vesting or payment of a Restricted Stock Award, Performance Share Award, Restricted Stock Unit Award, Performance Unit Award or Dividend Equivalent Award under this subsection (c) are not registered for sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission, then each holder of such Shares shall have the right, exercisable by written notice to the Company (or its successor in the Change of Control transaction) within 30 days after the Change of Control, to receive, in exchange for the surrender of such Shares an amount of cash equal to the greater of the Fair Market Value of a Share on the Change of Control date or the Fair Market Value of such Share on the date of surrender.

The provisions of Sections 16(c)(ii) and (iii) shall govern the treatment of awards made under the 2010 Plan and 2013 Plan in the event of a Change of Control, and the 2010 Plan and 2013 Plan are each deemed amended accordingly.

(d) Parachute Payment Limitation.

(i) Scope of Limitation. This Section 16(d) shall apply to an Award only if:

(A) the independent auditors most recently selected by the Board (the “Auditors”) determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under Code Section 4999), will be greater after the application of this Section 16(d) than it was before the application of this Section 16(d); or

(B) the Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Section 16(d) (regardless of the after-tax value of such Award to the Participant).

If this Section 16(d) applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

(ii) Basic Rule. Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 16(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G.

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(iii) Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 16(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Auditors under this Section 16(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iv) Overpayments and Underpayments. As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(v) Related Corporations. For purposes of this Section 16(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

17. Miscellaneous.

(a) Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) one or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that if Shares would have otherwise been issued under an Award but for the deferral described in this paragraph, then such Shares shall be treated as if they were issued for purposes of Sections 6(a));

(ii) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

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(iii) conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to compete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment or service, and/or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant;

(iv) the automatic grant of a new Option (the “replenishment Option”) to a Participant who pays the exercise price of an existing Option in Shares; provided that the replenishment Option shall cover only that number of Shares that is used to pay the exercise price and shall expire at the same time as the original Option to which it relates;

(v) restrictions on resale or other disposition of Shares, including imposition of a retention period; and

(vi) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Corporation and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a Non-Employee Director, a non-employee director of any Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding anything herein contained to the contrary, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

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(d) Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award Agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award Agreement, shall be a court sitting in the County of Los Angeles, or the Federal District Court for the Central District of California sitting in the County of Los Angeles, in the State of California, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

(g) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award Agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i) Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

ADOPTED BY BOARD OF DIRECTORS: December 15, 2015

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APOLLO MEDICAL HOLDINGS, INC.
700 N. BRAND BLVD., STE. 1400
GLENDALE, CA 91203

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
	CONTROL # → 0000000000000000
THE COMPANY NAME INC. - COMMON	SHARES 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Warren Hosseinion 02 Gary Augusta 03 Mark Fawcett 04 Thomas Lam 05 Suresh Nihalani
06 David Schmidt 07 Ted Schreck

The Board of Directors recommends you vote FOR proposals 2 through 4.

	For	Against	Abstain
2. Adopt the Apollo Medical Holdings, Inc. 2015 Equity Incentive Plan.	☐	☐	☐
3. Approve, on a non-binding advisory basis, ApolloMed's compensation of its named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. Select, on a non-binding advisory basis, the frequency of ApolloMed's stockholders advisory vote to approve ApolloMed's compensation of its named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000296940_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

APOLLO MEDICAL HOLDINGS, INC.
Annual Meeting of Shareholders
September 14, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Warren Hosseinion and Gary Augusta, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common/preferred stock of APOLLO MEDICAL HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM local time, on September 14, 2016, at ApolloMed's headquarters at 700 North Brand Blvd., Suite 1400, Glendale, California 91203, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000296940_2 R1.0.1.25